QuickLinks -- Click here to rapidly navigate through this document

SCHEDULE 14A INFORMATION

Proxy Statement Pursuant to Section 14(a) of the Securities Exchange Act of 1934
(Amendment No.    )

Filed by the Registrant ☒
Filed by a Party other than the Registrant ☐
Check the appropriate box:
☐	Preliminary Proxy Statement
☐	Confidential, for Use of the Commission Only (as permitted by Rule 14a-6(e)(2))
☒	Definitive Proxy Statement
☐	Definitive Additional Materials
☐	Soliciting Material Pursuant to § 240.14a-12
Ditech Communications Corporation
(Name of Registrant as Specified In Its Charter)

(Name of Person(s) Filing Proxy Statement if Other Than the Registrant)

Payment of Filing Fee (Check the appropriate box)
☒	No fee required.
☐	Fee computed on table below per Exchange Act Rules 14a-6(i)(1) and 0-11.
	1.	Title of each class of securities to which transaction applies:
	2.	Aggregate number of securities to which transaction applies:
	3.	Per unit price or other underlying value of transaction computed pursuant to Exchange Act Rule 0-11 (Set forth the amount on which the filing fee is calculated and state how it was determined):
	4.	Proposed maximum aggregate value of transaction:
	5.	Total fee paid:
☐	Fee paid previously with preliminary materials.
☐
Check box if any part of the fee is offset as provided by Exchange Act Rule 0-11(a)(2) and identify the filing for which the offsetting fee was paid previously. Identify the previous filing by registration statement number, or the Form or Schedule and the date of its filing.
	6.	Amount Previously Paid:
	7.	Form, Schedule or Registration Statement No.:
	8.	Filing Party:
	9.	Date Filed:

DITECH COMMUNICATIONS CORPORATION
825 E. Middlefield Road
Mountain View, California 94043

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS

To Be Held On September 17, 2004

Dear Stockholder:

        You are cordially invited to attend the Annual Meeting of Stockholders of DITECH COMMUNICATIONS CORPORATION, a Delaware corporation. The meeting will be held on Friday, September 17, 2004 at 11:00 a.m. local time at Ditech's offices, 825 E. Middlefield Road, Mountain View, California 94043, for the following purposes:

1.
To elect two directors to hold office until the 2007 Annual Meeting of Stockholders.

2.
To approve our 1998 Stock Option Plan, as amended, to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 3,856,082 to 4,856,082 and to delete the ability of the Board to reprice stock options issued under the plan without stockholder approval.

3.
To ratify the selection by Ditech's Audit Committee of PricewaterhouseCoopers LLP as independent auditors of Ditech for its fiscal year ending April 30, 2005.

4.
To conduct any other business properly brought before the meeting.

        These items of business are more fully described in the Proxy Statement accompanying this Notice.

        The record date for the Annual Meeting is July 27, 2004. Only stockholders of record at the close of business on that date may vote at the meeting or any adjournment thereof.

By Order of the Board of Directors
/s/ WILLIAM J. TAMBLYN
William J. Tamblyn Secretary

Mountain View, California
August 16, 2004

You are cordially invited to attend the meeting in person. Whether or not you expect to attend the meeting, please complete, date, sign and return the enclosed proxy as promptly as possible in order to ensure your representation at the meeting. A return envelope (which is postage prepaid if mailed in the United States) is enclosed for your convenience. Even if you have voted by proxy, you may still vote in person if you attend the meeting. Please note, however, that if your shares are held of record by a broker, bank or other nominee and you wish to vote at the meeting, you must obtain a proxy issued in your name from that record holder.

DITECH COMMUNICATIONS CORPORATION
825 E. Middlefield Road
Mountain View, California 94043

PROXY STATEMENT
FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS

        September 17, 2004

QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING

Why am I receiving these materials?

        We sent you this proxy statement and the enclosed proxy card because the Board of Directors of Ditech Communications Corporation is soliciting your proxy to vote at Ditech's 2004 Annual Meeting of Stockholders. You are invited to attend the annual meeting to vote on the proposals described in this proxy statement. However, you do not need to attend the meeting to vote your shares. Instead, you may simply complete, sign and return the enclosed proxy card.

        Ditech intends to mail this proxy statement and accompanying proxy card on or about August 9, 2004 to all stockholders of record entitled to vote at the annual meeting.

Who can vote at the annual meeting?

        Only stockholders of record at the close of business on July 27, 2004 will be entitled to vote at the annual meeting. On this record date, there were 33,869,102 shares of common stock outstanding and entitled to vote.

  Stockholder of Record: Shares Registered in Your Name

        If on July 27, 2004 your shares were registered directly in your name with Ditech's transfer agent, Wells Fargo Bank Minnesota, National Association, then you are a stockholder of record. As a stockholder of record, you may vote in person at the meeting or vote by proxy. Whether or not you plan to attend the meeting, we urge you to fill out and return the enclosed proxy card to ensure your vote is counted.

  Beneficial Owner: Shares Registered in the Name of a Broker or Bank

        If on July 27, 2004 your shares were held, not in your name, but rather in an account at a brokerage firm, bank, dealer, or other similar organization, then you are the beneficial owner of shares held in "street name" and these proxy materials are being forwarded to you by that organization. The organization holding your account is considered to be the stockholder of record for purposes of voting at the annual meeting. As a beneficial owner, you have the right to direct your broker or other agent on how to vote the shares in your account. You are also invited to attend the annual meeting. However, since you are not the stockholder of record, you may not vote your shares in person at the meeting unless you request and obtain a valid proxy from your broker or other agent.

What am I voting on?

        There are three matters scheduled for a vote:

  •
  Election of two directors;

  •
  Approval of our 1998 Stock Option Plan, as amended, to increase the aggregate number of shares of Common Stock authorized for issuance under the plan from 3,856,082 to 4,856,082 and to delete the ability of the Board to reprice stock options issued under the plan without stockholder approval; and

  •
  Ratification of PricewaterhouseCoopers LLP as independent auditors of Ditech for its fiscal year ending April 30, 2005.

How do I vote?

        You may either vote "For" all the nominees to the Board of Directors or you may "Withhold" your vote for any nominee you specify. For each of the other matters to be voted on, you may vote "For" or "Against" or abstain from voting. The procedures for voting are fairly simple:

  Stockholder of Record: Shares Registered in Your Name

        If you are a stockholder of record, you may vote in person at the annual meeting or vote by proxy using the enclosed proxy card. Whether or not you plan to attend the meeting, we urge you to vote by proxy to ensure your vote is counted. You may still attend the meeting and vote in person if you have already voted by proxy.

  •
  To vote in person, come to the annual meeting and we will give you a ballot when you arrive.

  •
  To vote using the proxy card, simply complete, sign and date the enclosed proxy card and return it promptly in the envelope provided. If you return your signed proxy card to us before the annual meeting, we will vote your shares as you direct.

  Beneficial Owner: Shares Registered in the Name of Broker or Bank

        If you are a beneficial owner of shares registered in the name of your broker, bank, or other agent, you should have received a proxy card and voting instructions with these proxy materials from that organization rather than from Ditech. Simply complete and mail the proxy card to ensure that your vote is counted. To vote in person at the annual meeting, you must obtain a valid proxy from your broker, bank, or other agent. Follow the instructions from your broker or bank included with these proxy materials, or contact your broker or bank to request a proxy form.

How many votes do I have?

        On each matter to be voted upon, you have one vote for each share of common stock you own as of July 27, 2004.

What if I return a proxy card but do not make specific choices?

        If you return a signed and dated proxy card without marking any voting selections, your shares will be voted "For" the election of both nominees for director, "For" the increase to the stock option plan and "For" the ratification of the independent auditors. If any other matter is properly presented at the meeting, your proxy (one of the individuals named on your proxy card) will vote your shares using his or her best judgment.

Who is paying for this proxy solicitation?

        We will pay for the entire cost of soliciting proxies. In addition to these mailed proxy materials, our directors and employees may also solicit proxies in person, by telephone, or by other means of communication. Directors and employees will not be paid any additional compensation for soliciting proxies. We may also reimburse brokerage firms, banks and other agents for the cost of forwarding proxy materials to beneficial owners.

What does it mean if I receive more than one proxy card?

        If you receive more than one proxy card, your shares are registered in more than one name or are registered in different accounts. Please complete, sign and return each proxy card to ensure that all of your shares are voted.

Can I change my vote after submitting my proxy?

        Yes. You can revoke your proxy at any time before the final vote at the meeting. If you are the record holder of your shares, you may revoke your proxy in any one of three ways:

  •
  You may submit another properly completed proxy card with a later date.

  •
  You may send a written notice that you are revoking your proxy to Investor Relations Department, Ditech Communications Corporation, 825 E. Middlefield Road, Mountain View, CA 94043.

  •
  You may attend the annual meeting and vote in person. Simply attending the meeting will not, by itself, revoke your proxy.

If your shares are held by your broker or bank as a nominee or agent, you should follow the instructions provided by your broker or bank.

When are stockholder proposals due for next year's annual meeting?

        If you want to make a proposal to be considered for inclusion in next year's proxy materials, your proposal must be submitted in writing by April 18, 2005, to Investor Relations Department, Ditech Communications Corporation, 825 E. Middlefield Road, Mountain View, CA 94043. If you wish to submit a proposal that is not to be included in next year's proxy materials or nominate a director, you must do so by May 20, 2005 and no later than June 19, 2005; provided, however, that in the event that the date of the annual meeting is held more than 30 days prior to or more than 30 days after September 17, 2005, notice by the stockholder to be timely must be delivered not earlier than the close of business on the 120th day prior to the 2005 annual meeting and not later than the close of business on the later of the 90th day prior to such annual meeting or the 10th day following the day on which public announcement of the date of such annual meeting is first made. Stockholders are also advised to review our By-laws, which contain additional requirements with respect to advance notice of stockholder proposals and director nominations.

How are votes counted?

        Votes will be counted by the inspector of election appointed for the meeting, who will separately count "For" and "Withhold" and, with respect to proposals other than the election of directors, "Against" votes, abstentions and broker non-votes. Abstentions will be counted towards the vote total for each proposal, and will have the same effect as "Against" votes. Broker non-votes have no effect and will not be counted towards the vote total for any proposal. If your shares are held by your broker as your nominee (that is, in "street name"), you will need to obtain a proxy form from the institution that holds your shares and follow the instructions included on that form regarding how to instruct your broker to vote your shares. If you do not give instructions to your broker, your broker can vote your shares with respect to "discretionary" items, but not with respect to "non-discretionary" items.

How many votes are needed to approve each proposal?

  •
  For the election of directors, the two nominees receiving the most "For" votes (among votes properly cast in person or by proxy) will be elected. Only votes "For" or "Withheld" will affect the outcome.

  •
  To be approved, Proposal No. 2 increasing the number of shares authorized for issuance under the 1998 Stock Option Plan and deleting the ability of the Board to reprice stock options issued under the plan without stockholder approval must receive a "For" vote from the majority of shares voting either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

  •
  To be approved, Proposal No. 3 to approve the ratification of the independent auditors must receive a "For" vote from the majority of shares voting either in person or by proxy. If you "Abstain" from voting, it will have the same effect as an "Against" vote. Broker non-votes will have no effect.

What is the quorum requirement?

        A quorum of stockholders is necessary to hold a valid meeting. A quorum will be present if at least a majority of the outstanding shares are represented by stockholders present at the meeting or by proxy. On the record date, there were 33,869,102 outstanding and entitled to vote.

        Your shares will be counted towards the quorum only if you submit a valid proxy (or one is submitted on your behalf by your broker, bank or other nominee) or if you vote in person at the meeting. Abstentions and broker non-votes will be counted towards the quorum requirement. If there is no quorum, the chairman of the meeting or a majority of the votes present at the meeting may adjourn the meeting to another date.

How can I find out the results of the voting at the annual meeting?

        Preliminary voting results will be announced at the annual meeting. Final voting results will be published in Ditech's quarterly report on Form 10-Q for the second quarter of fiscal 2005, which we expect to file on or before December 10, 2004.

PROPOSAL 1

ELECTION OF DIRECTORS

        Ditech's Board of Directors is divided into three classes. Each class consists, as nearly as possible, of one-third of the total number of directors, and each class has a three-year term. Vacancies on the Board may be filled only by persons elected by a majority of the remaining directors, unless the Board determines that the vacancy shall be filled by the stockholders. A director elected by the Board to fill a vacancy shall serve for the remainder of the full term of that class, and until the director's successor is elected and qualified. This includes vacancies created by an increase in the number of directors.

        The Board of Directors presently has six members. There are two directors in the class whose term of office expires in 2004. Each of the nominees listed below is currently a director of Ditech who was previously elected by the stockholders. If elected at the annual meeting, each of these nominees would serve until the 2007 annual meeting and until his or her successor is elected and has qualified, or until the director's death, resignation or removal.

        It is Ditech's policy that its directors are encouraged to attend the Annual Meeting, and may do so telephonically. One of Ditech's directors attended the 2003 Annual Meeting of Stockholders, which occurred prior to the adoption of this policy.

NOMINEES FOR ELECTION FOR A THREE-YEAR TERM EXPIRING AT THE 2007 ANNUAL MEETING

        William A. Hasler, age 62, has been a director of Ditech since May 1997. He also serves as the Vice Chairman and as a director of Aphton Corp., a bio-pharmaceutical company, and until February 2004 was the Co-Chief Executive Officer of Aphton, a position he had held since July 1998.

From August 1991 to July 1998, Mr. Hasler was the Dean of the Haas School of Business at the University of California at Berkeley, and from January 1984 to August 1991, Mr. Hasler served as a Vice Chairman of KPMG Peat Marwick. Mr. Hasler is a director of numerous companies, including Schwab Funds, a financial service company, Solectron Corp., an electronics manufacturing services company (where he also serves as chairman), Stratex Networks and the Pacific Stock and Options Exchange. He received a B.A. from Pomona College and an M.B.A. from Harvard University.

        Timothy K. Montgomery, age 51, has served as President and Chief Executive Officer since September 1998, a director since October 1998 and as Chairman of the Board since October 1999. From November 1997 to September 1998, he served as Ditech's Senior Vice President of Sales and Marketing. Mr. Montgomery served as Vice President of Sales of Digital Link Corporation, a manufacturer of digital access products for wide area networks, from August 1993 to October 1997. From October 1992 to July 1993, Mr. Montgomery worked as an independent consultant. From August 1986 to September 1992, Mr. Montgomery was employed as Vice President of Sales at Telebit Corporation, a networking company. Mr. Montgomery has a B.S.B.A. in marketing from Florida State University.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF EACH NAMED NOMINEE.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2005 ANNUAL MEETING

        Gregory M. Avis, age 45, has been a director of Ditech since February 1997. Mr. Avis has served as a Managing Partner of Summit Partners, a venture capital and private equity firm, since 1990 and has been a General Partner since 1987. Mr. Avis also serves as a director of IMPAC Medical Systems, a developer and marketer of oncology practice management systems, and several privately held companies. Mr. Avis received a B.A. from Williams College and an M.B.A. from Harvard University.

        Edwin L. Harper, age 59, has been a director at Ditech since December 2002. He also serves on the Board of Directors of Avocent, Inc., a leading manufacturer of console switching systems for network client/server environments, Verari, Inc., a privately held manufacturer of high-density servers, and MxLogic, Inc., a privately held software firm that provides e-mail security software and managed services. Mr. Harper has over 30 years experience in the high-tech field and has served as President and CEO of several companies, including Colorado Memory Systems, a computer storage company. From August 1999 to June 2001, Mr. Harper served as President and Chief Executive Officer at Manufacturing Technology, Inc., a manufacturer of slicing machine systems. Mr. Harper also has extensive experience serving on several companies' Board of Directors. From 1993 to May 2002, Mr. Harper served on the Board of Directors of Network Associates, the world's largest independent network security and management software company. During part of his tenure on the Network Associates' Board, Mr. Harper served as Chairman. He received a B.S. and an M.S. in electrical engineering from Colorado State University.

DIRECTORS CONTINUING IN OFFICE UNTIL THE 2006 ANNUAL MEETING

        Dr. Andrei M. Manoliu, age 52, has been a director of Ditech since June 2000. He is currently an independent business and financial consultant to emerging growth companies. From September 2000 to October 2001, Dr. Manoliu served as the Chief Executive Officer of Nanomix, Inc., an advanced material research and development company. From 1982 through March 2000, Dr. Manoliu was an attorney with Cooley Godward LLP, where he was a senior partner prior to his departure. During his tenure at Cooley Godward LLP, he served as outside counsel to Ditech. Dr. Manoliu is also a director of Be Incorporated, a software platform company (currently in liquidation), and Computer Access Technology, Inc., a global communication protocols expert company providing test and measurement solutions. Dr. Manoliu received a Ph.D. in Solid State Physics from the University of California, Berkeley, and a J.D. from Stanford Law School.

        David M. Sugishita, age 56, has been a director at Ditech since February 2003. From December 2003 to July 2004, Mr Sugishita served as Executive Vice President, Special Projects, for Peregrine Systems, Inc., a provider of global enterprise software. From January to April 2002, Mr. Sugishita served as Executive Vice President and Chief Financial Officer of SonicBlue, Inc., a provider of digital entertainment and consumer electronics products. From October 2000 to April 2001, he served as Executive Vice President and Chief Financial Officer of RightWorks Corp., a company that provides eBusiness procurement software. From June 1997 to February 2000, Mr. Sugishita was Senior Vice President—Finance and Operations and Chief Financial Officer of Synopsys, Inc., a provider of electronic design automation software and services. Mr. Sugishita also serves as a director and chairman of the audit committee at Atmel Corporation, which is a worldwide leader in the development, fabrication and sale of advanced semiconductors. In addition, he is a director of Micro Component Technology, Inc. a designer and manufacturer of automation solutions for the global semiconductor test and assembly manufacturing market. He received a B.S. in Business Administration from San Jose State University and an M.B.A. from Santa Clara University.

INDEPENDENCE OF THE BOARD OF DIRECTORS

        As required under the National Association of Securities Dealers, Inc. ("NASD") listing standards, a majority of the members of a listed company's Board of Directors must qualify as "independent," as affirmatively determined by the Board of Directors. The Board consults with Ditech's counsel to ensure that the Board's determinations are consistent with all relevant securities and other laws and regulations regarding the definition of "independent," including those set forth in pertinent listing standards of the NASD, as in effect time to time.

        Consistent with these considerations, after review of all relevant transactions or relationships between each director, or any of his family members, and Ditech, its senior management and its independent auditors, the Board affirmatively has determined that all of Ditech's directors are independent directors within the meaning of the applicable NASD listing standards, except for Mr. Montgomery, Ditech's President and Chief Executive Officer.

INFORMATION REGARDING THE BOARD OF DIRECTORS AND ITS COMMITTEES

        In May 2004, Ditech's Corporate Governance and Nominating Committee established a process for securityholders to communicate with the Board of Directors. Persons interested in communicating with directors with their concerns or issues may address correspondence to a particular director, or to the directors generally, in writing addressed to:

Ditech Communications Corporation
825 East Middlefield Road
Mountain View, California 94043
Attention: Secretary
shareholderinquiries@ditechcom.com

All communications will be reviewed by the Secretary. The Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly hostile, threatening or similarly inappropriate, in which case, the Secretary shall discard the communication. Ditech has also provided information on how to communicate with members of its Board on its website, www.ditechcom.com at the "Investor" page.

        As required under new NASD listing standards, Ditech's independent directors meet in regularly scheduled executive sessions at which only independent directors are present.

        The Board has three committees: an Audit Committee, a Compensation Committee, and a Corporate Governance and Nominating Committee. The following table provides membership and meeting information for fiscal 2004 for each of the Board committees:

Name	Audit		Compensation		Corporate Governance and Nominating
Gregory M. Avis			X		X
Edwin L. Harper			X	*	X	*
William A. Hasler	X		X
Dr. Andrei M. Manoliu	X				X
Timothy K. Montgomery
David M. Sugishita	X	*
Total meetings in fiscal year 2004	6		2		0

*
Committee Chairperson

        Below is a description of each committee of the Board of Directors. Each of the committees has authority to engage legal counsel or other experts or consultants, as it deems appropriate to carry out its responsibilities. The Board of Directors has determined that each member of each committee meets the applicable rules and regulations regarding "independence" (as independence is currently defined in Rule 4200(a)(15) of the NASD listing standards) and that each member is free of any relationship that would interfere with his or her individual exercise of independent judgment with regard to Ditech.

AUDIT COMMITTEE

        The Audit Committee of the Board of Directors oversees Ditech's corporate accounting and financial reporting process. For this purpose, the Audit Committee performs several functions. The Audit Committee: evaluates the performance of and assesses the qualifications of the independent auditors; determines and approves the engagement of the independent auditors; determines whether to retain or terminate the existing independent auditors or to appoint and engage new independent auditors; reviews and approves the retention of the independent auditors to perform any proposed permissible non-audit services; monitors the rotation of partners of the independent auditors on Ditech's audit engagement team as required by law; confers with management and the independent auditors regarding the effectiveness of internal controls over financial reporting; establishes procedures, as required under applicable law, for the receipt, retention and treatment of complaints received by Ditech regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters; reviews the financial statements to be included in Ditech's Annual Report on Form 10-K; and discusses with management and the independent auditors the results of the annual audit and the results of Ditech's quarterly financial statements.

        The Board of Directors annually reviews the NASD listing standards definition of independence for Audit Committee members and has determined that all members of Ditech's Audit Committee are independent (as independence is currently defined in Rule 4350(d)(2)(A)(i) and (ii) of the Nasdaq listing standards). The Board of Directors has determined that each of Messrs. Sugishita and Hasler qualifies as an "audit committee financial expert," as defined in applicable SEC rules. The Board made a qualitative assessment of Mr. Sugishita's level of knowledge and experience based on a number of factors, including his formal education and experience as a chief financial officer for public reporting companies. The Board made a qualitative assessment of Mr. Hasler's level of knowledge and experience based on a number of factors, including his formal education, his service as the Dean of the Haas School of Business at the University of California at Berkeley, and his experience as Vice

Chairman of KPMG Peat Marwick, a large independent auditor. Our Board has adopted a charter for our Audit Committee which is attached to this proxy statement as Appendix A.

COMPENSATION COMMITTEE

        The Compensation Committee of the Board of Directors reviews and approves the overall compensation strategy and policies for Ditech. The Compensation Committee: reviews and approves corporate performance goals and objectives relevant to the compensation of Ditech's executive officers and other senior management; reviews and approves the compensation and other terms of employment of Ditech's Chief Executive Officer; reviews and approves the compensation and other terms of employment of the other executive officers; and administers Ditech's stock option and purchase plans and other similar programs.

CORPORATE GOVERNANCE AND NOMINATING COMMITTEE

        The Corporate Governance and Nominating Committee of the Board of Directors is responsible for identifying, reviewing and evaluating candidates to serve as directors of Ditech, reviewing and evaluating incumbent directors, recommending to the Board for selection candidates for election to the Board, making recommendations to the Board regarding the membership of the committees of the Board, assessing the performance of the Board, developing a set of corporate governance principles for Ditech, and recommending to the Board the compensation to be paid to directors. Our Corporate Governance and Nominating Committee charter is attached to this proxy statement as Appendix B.

        The Corporate Governance and Nominating Committee believes that candidates for director should have certain minimum qualifications, including being able to read and understand basic financial statements, and having the highest personal integrity and ethics. The Corporate Governance and Nominating Committee also intends to consider such factors as possessing relevant expertise upon which to be able to offer advice and guidance to management, having sufficient time to devote to the affairs of Ditech, demonstrated excellence in his or her field, having the ability to exercise sound business judgment and having the commitment to rigorously represent the long-term interests of Ditech's stockholders. However, the Corporate Governance and Nominating Committee retains the right to modify these qualifications from time to time.

        The Corporate Governance and Nominating Committee has established a process for identifying and evaluating nominees for director of Ditech. This process is that candidates for director nominees are to be reviewed in the context of the current composition of the Board, the operating requirements of Ditech and the long-term interests of stockholders. In conducting this assessment, the Corporate Governance and Nominating Committee considers diversity, age, skills, and such other factors as it deems appropriate given the current needs of the Board and Ditech, to maintain a balance of knowledge, experience and capability. In the case of incumbent directors whose terms of office are set to expire, the Corporate Governance and Nominating Committee reviews such directors' overall service to Ditech during their term, including the number of meetings attended, level of participation, quality of performance, and any other relationships and transactions that might impair such directors' independence. In the case of new director candidates, the Corporate Governance and Nominating Committee also determines whether the nominee must be independent for Nasdaq purposes, which determination is based upon applicable Nasdaq listing standards, applicable SEC rules and regulations and the advice of counsel, if necessary. The Corporate Governance and Nominating Committee then uses its network of contacts to compile a list of potential candidates, but may also engage, if it deems appropriate, a professional search firm. The Corporate Governance and Nominating Committee conducts any appropriate and necessary inquiries into the backgrounds and qualifications of possible candidates after considering the function and needs of the Board. The Corporate Governance and Nominating Committee meets to discuss and consider such candidates' qualifications and then selects a nominee for recommendation to the Board by majority vote. To date, the Corporate Governance and

Nominating Committee has not paid a fee to any third party to assist in the process of identifying or evaluating director candidates, nor has it received a director nominee from a stockholder or stockholders holding more than 5% of our voting stock.

        The Corporate Governance and Nominating Committee will consider director candidates recommended by stockholders. The Corporate Governance and Nominating Committee does not intend to alter the manner in which it evaluates candidates, including the minimum criteria set forth above, based on whether the candidate was recommended by a stockholder or not. Stockholders who wish to recommend individuals for consideration by the Corporate Governance and Nominating Committee to become nominees for election to the Board may do so by delivering a written recommendation to the Corporate Governance and Nominating Committee at the following address: Ditech Communications Corporation, 825 East Middlefield Road, Mountain View, California 94043, Attention: Director Nominations. This written recommendation must be delivered by the date 120 days prior to the anniversary date of the mailing of Ditech's proxy statement for the last Annual Meeting of Stockholders (in the case of the 2005 Annual Meeting, by April 13, 2005). Submissions must include the full name of the proposed nominee, a description of the proposed nominee's business experience for at least the previous five years, complete biographical information, a description of the proposed nominee's qualifications as a director and a representation that the nominating stockholder is a beneficial or record owner of Ditech's stock. Any such submission must be accompanied by the written consent of the proposed nominee to be named as a nominee and to serve as a director if elected.

MEETINGS OF THE BOARD OF DIRECTORS

        The Board of Directors met five (5) times during the last fiscal year. Each Board member attended or participated telephonically in 75% or more of the aggregate of the meetings of the Board and of the committees on which he served, held during the period for which he was a director or committee member, respectively.

STOCKHOLDER COMMUNICATIONS WITH THE BOARD OF DIRECTORS

        Ditech's Board has adopted a formal process by which stockholders may communicate with the Board or any of its directors. Stockholders who wish to communicate with the Board may do so by sending written communications addressed to the Secretary of Ditech Communications Corporation at 825 E. Middlefield Road, Mountain View, CA 94043, Attention: Secretary. Communications also may be sent by e-mail to the following address shareholderinquiries@ditechcom.com. Any communication sent must state the number of shares owned by the security holder making the communication. The Secretary will review each communication. The Secretary will forward such communication to the Board or to any individual director to whom the communication is addressed unless the communication is unduly hostile, threatening or similarly inappropriate, in which case, the Secretary shall discard the communication. All communications directed to the Audit Committee in accordance with Ditech's Escalation Process for Suspected Illegal Acts, Fraud or Departures from Ditech's Code of Conduct and Questioned Accounting/Reporting Matter that relate to questionable accounting or auditing matters involving Ditech will be promptly and directly forwarded to the Audit Committee.

CODE OF CONDUCT AND ETHICS

        Ditech has adopted the Ditech Communications Corporation Code of Conduct and Ethics that applies to all officers, directors and employees. A copy of the Code of Conduct and Ethics will be sent to any person requesting a copy without charge. To request a copy of our Code of Conduct and Ethics, please contact: Investor Relations, Ditech Communications Corporation, 825 East Middlefield Road, Mountain View, CA 94303, or call our Investor Relations Department at (650) 623-1308. If Ditech makes any substantive amendments to the Code of Conduct and Ethics or grants any waiver from a provision of the Code to any executive officer or director, Ditech will promptly disclose the nature of the amendment or waiver on a Form 8-K filing, or if permitted by Nasdaq in lieu of filing a Form 8-K, on its website.

REPORT OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS(1)

(1)
Notwithstanding anything to the contrary set forth in any of our previous filings under the Securities Act of 1933, as amended, or the Securities Exchange Act of 1934, as amended, that might incorporate future filings, including this Proxy Statement, in whole or in part, the material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of Ditech under the 1933 Act or 1934 Act.

        The Audit Committee of Ditech is composed of three non-employee directors: Messrs. Sugishita and Hasler and Dr. Manoliu.

        Management is responsible for Ditech's internal controls and the financial reporting process. The independent auditors are responsible for performing an independent audit of Ditech's consolidated financial statements in accordance with generally accepted auditing standards and to issue a report thereon. The Audit Committee's responsibility is to monitor and oversee these processes.

        In this context, the Audit Committee has reviewed and discussed the audited consolidated financial statements with management and PricewaterhouseCoopers LLP. The discussions with PricewaterhouseCoopers LLP also included the matters required by Statement on Auditing Standards No. 61 (Communications with Audit Committees). The Audit Committee received from PricewaterhouseCoopers LLP written disclosures and the letter regarding its independence as required by Independence Standards Board Standard No. 1 (Independence Discussions with Audit Committees). This information was discussed with PricewaterhouseCoopers LLP.

        Based on its discussions with management and the independent auditors, the Audit Committee recommended to the Board of Directors that the audited consolidated financial statements be included in Ditech's Annual Report on Form 10-K for the fiscal year ended April 30, 2004 filed with the Securities and Exchange Commission.

Audit Committee
David M. Sugishita, Chairman William A. Hasler Dr. Andrei M. Manoliu

PROPOSAL 2

APPROVAL OF THE 1998 STOCK OPTION PLAN, AS AMENDED

        The Board adopted in October 1998 and the stockholders approved in November 1998 Ditech's 1998 Stock Option Plan (the "Option Plan"). As a result of a series of amendments and further stockholder approval, there were 3,856,082 shares of Common Stock reserved for issuance under the Option Plan as of April 30, 2004.

        Subsequent to April 30, 2004, the Board amended the Option Plan, subject to stockholder approval, to increase the aggregate number of shares of Common Stock reserved for issuance under the Option Plan from 3,856,082 shares to 4,856,082 shares. The Board adopted this amendment in order to ensure that Ditech can continue to grant stock options at levels determined appropriate by the Board to attract and retain employees. In addition, at such time, the Board also amended the Option Plan, subject to stockholder approval, to delete the ability of the Board to reprice stock options issued under the Option Plan without stockholder approval. In September 2003, the Board repriced a total of 1,193,719 options to purchase stock at various exercise prices in excess of $20 per share, in which it cancelled options were replaced by options to purchase 1/4 of such number of shares cancelled. As a result of employee terminations, only 170,394 replacement options were granted. In addition, of the cancelled options, 350,000 shares were not returned to the plans to become available for issuance as they had been granted pursuant to a plan adopted to grant options to an officer as an inducement to join Ditech.

        As of April 30, 2004 options (net of canceled or expired options) covering an aggregate of 2,357,960 shares of our Common Stock had been granted under the Option Plan. Ditech has issued an aggregate of 1,139,487 shares of Common Stock upon exercise of outstanding options. Only 358,635 shares of Common Stock (plus any shares that might in the future be returned to the Option Plan as a result of cancellations or expiration of options) remain available for future grant under the Option Plan as of such date.

        Stockholders are requested in this Proposal 2 to approve the Option Plan, as amended, which would increase the number of shares reserved for issuance under the Option Plan from 3,856,082 shares to 4,856,082 shares. The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the meeting will be required to approve the amendment to the Option Plan. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 2.

        The essential features of the Option Plan are outlined below:

GENERAL

        The Option Plan provides for the grant of both incentive and nonstatutory stock options. Incentive stock options granted under the Option Plan are intended to qualify as "incentive stock options" within the meaning of Section 422 of the Code. Nonstatutory stock options granted under the Option Plan are not intended to qualify as incentive stock options under the Code. See "Federal Income Tax Information" for a discussion of the tax treatment of awards.

PURPOSE

        The Board adopted the Option Plan to provide a means by which employees, directors and consultants of Ditech and our affiliates may be given an opportunity to purchase our Common Stock, to assist in retaining the services of such persons, to secure and retain the services of persons capable of filling such positions and to provide incentives for such persons to exert maximum efforts for the success of Ditech and our affiliates. All of the approximately 160 employees, directors and consultants of Ditech and our affiliates are eligible to participate in the Option Plan.

ADMINISTRATION

        The Board administers the Option Plan. Subject to the provisions of the Option Plan, the Board has the power to construe and interpret the Option Plan and to determine the persons to whom and the dates on which options will be granted, the number of shares of Common Stock to be subject to each option, the time or times during the term of each option within which all or a portion of such option may be exercised, the exercise price, the type of consideration and other terms of the option.

        The Board has the power to delegate administration of the Option Plan to a committee composed of not fewer than two members of the Board. In the discretion of the Board, a committee may consist solely of two or more outside directors in accordance with Section 162(m) of the Code or solely of two or more non-employee directors in accordance with Rule 16b-3 of the Exchange Act of 1934, as amended (the "Exchange Act"). The Board has delegated administration of the Option Plan to the Compensation Committee of the Board. As used herein with respect to the Option Plan, the "Board" refers to the Compensation Committee and to the Board.

        The regulations under Section 162(m) of the Code require that the directors who serve as members of the committee must be "outside directors." The Option Plan provides that, in the Board's discretion, directors serving on the committee may be "outside directors" within the meaning of Section 162(m). This limitation would exclude from the committee directors who are (i) current employees of Ditech or an affiliate, (ii) former employees of Ditech or an affiliate receiving compensation for past services (other than benefits under a tax-qualified retirement plan), (iii) current and former officers of Ditech or an affiliate, (iv) directors currently receiving direct or indirect remuneration from Ditech or an affiliate in any capacity (other than as a director), and (v) any other person who is otherwise not considered an "outside director" for purposes of Section 162(m).

STOCK SUBJECT TO THE OPTION PLAN

        Subject to this Proposal 2, an aggregate of 4,856,082 shares of Common Stock is reserved for issuance under the Option Plan. If options granted under the Option Plan expire or otherwise terminate without being exercised, the shares of Common Stock not acquired pursuant to such options again become available for issuance under the Option Plan. If we reacquire unvested stock issued under the Option Plan, the reacquired stock will not again become available for reissuance under the Option Plan.

ELIGIBILITY

        Incentive stock options may be granted under the Option Plan only to employees (including officers) of Ditech and our affiliates. Employees (including officers), directors and consultants of both Ditech and our affiliates are eligible to receive nonstatutory stock options under the Option Plan.

        No option may be granted under the Option Plan to any person who, at the time of the grant, owns (or is deemed to own) stock possessing more than 10% of the total combined voting power of Ditech or any of our affiliates, unless the exercise price is at least 110% of the fair market value of the stock subject to the option on the date of grant and the term of the option does not exceed five years from the date of grant. In addition, the aggregate fair market value, determined at the time of grant, of the shares of Common Stock with respect to which incentive stock options are exercisable for the first time by an optionholder during any calendar year (under the Option Plan and all other such plans of Ditech and our affiliates) may not exceed $100,000.

        No person may be granted options under the Option Plan exercisable for more than 400,000 shares of Common Stock during any calendar year ("Section 162(m) Limitation").

TERMS OF OPTIONS

        The following is a description of the permissible terms of options under the Option Plan. Individual option grants may be more restrictive as to any or all of the permissible terms described below.

        Exercise Price; Payment.    The exercise price of incentive stock options may not be less than 100% of the fair market value of the stock subject to the option on the date of grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant and, in some cases (see "Eligibility" above), may not be less than 110% of such fair market value. If options were granted to covered executives with exercise prices below fair market value, deductions for compensation attributable to the exercise of such options could be limited by Section 162(m) of the Code. See "Federal Income Tax Information." As of April 30, 2004, the closing price of the our Common Stock as reported on the Nasdaq National Market System was $14.38 per share.

        The exercise price of options granted under the Option Plan must be paid either in cash at the time the option is exercised or, at the discretion of the Board, (i) by delivery of other shares of our Common Stock, (ii) pursuant to a deferred payment arrangement or (iii) in any other form of legal consideration acceptable to the Board.

        Option Exercise.    Options granted under the Option Plan may become exercisable in cumulative increments ("vest") as determined by the Board. Shares covered by currently outstanding options under the Option Plan typically vest at the rate of 25% per year during the optionholder's employment by, or service as a director or consultant to, Ditech or an affiliate (collectively, "service"). Shares covered by options granted in the future under the Option Plan may be subject to different vesting terms. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the Option Plan may permit exercise prior to vesting, but in such event the optionholder may be required to enter into an early exercise stock purchase agreement that allows Ditech to repurchase unvested shares, generally at their exercise price, should the optionholder's service terminate before vesting. To the extent provided by the terms of an option, an optionholder may satisfy any federal, state or local tax withholding obligation relating to the exercise of such option by a cash payment upon exercise, by authorizing Ditech to withhold a portion of the stock otherwise issuable to the optionholder, by delivering already-owned Common Stock of Ditech or by a combination of these means.

        Term.    The maximum term of options under the Option Plan is 10 years, except that in some cases (see "Eligibility" above) the maximum term is five years. Options under the Option Plan generally terminate three months after termination of the optionholder's service unless (i) such termination is due to the optionholder's disability, in which case the option may provide that it may be exercised (to the extent the option was exercisable at the time of the termination of service) at any time within 12 months of such termination; (ii) the optionholder dies before the optionholder's service has terminated, or within the period specified in the option after termination of such service, in which case the option may provide that it may be exercised (to the extent the option was exercisable at the time of the optionholder's death) within 18 months of the optionholder's death by the person or persons to whom the rights to such option pass by will or by the laws of descent and distribution; or (iii) the option by its terms specifically provides otherwise. An optionholder may designate a beneficiary who may exercise the option following the optionholder's death. Individual option grants by their terms may provide for exercise within a longer period of time following termination of service.

        Restrictions on Transfer.    The optionholder may not transfer an option otherwise than by will or by the laws of descent and distribution. During the lifetime of the optionholder, only the optionholder may exercise an option. The Board may grant nonstatutory stock options that are transferable to the extent provided in the stock option agreement. Shares subject to repurchase by Ditech under an early exercise stock purchase agreement may be subject to restrictions on transfer that the Board deems appropriate.

ADJUSTMENT PROVISIONS

        Transactions not involving receipt of consideration by Ditech, such as a merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other such transactions, may change the type(s) and number of shares of Common Stock subject to the Option Plan and outstanding options. In that event, the Option Plan will be appropriately adjusted as to the type(s) and the maximum number of shares of Common Stock subject to the Option Plan and the Section 162(m) Limitation, and outstanding options will be adjusted as to the type(s), number of shares and price per share of Common Stock subject to such options.

EFFECT OF CERTAIN CORPORATE TRANSACTIONS

        In the event of (i) a dissolution, liquidation or sale of all or substantially all of the assets of Ditech or (ii) certain specified types of merger, consolidation or similar transactions (collectively, a "corporate transaction"), any surviving or acquiring corporation may assume options outstanding under the Option Plan or may substitute similar options. If any surviving or acquiring corporation does not assume such options or substitute similar options, then with respect to options held by optionholders whose service with Ditech or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such options (and, if applicable, the time during which such options may be exercised) will be accelerated in full and the options will terminate if not exercised at or prior to such effective date.

        The acceleration of an option in the event of a corporate transaction or a change in control event may be viewed as an anti-takeover provision, which may have the effect of discouraging a proposal to acquire or otherwise obtain control of Ditech.

DURATION, AMENDMENT AND TERMINATION

        The Board may suspend or terminate the Option Plan without stockholder approval or ratification at any time or from time to time. Unless sooner terminated, the Option Plan will terminate on October 14, 2008.

        The Board may also amend the Option Plan at any time or from time to time. However, no amendment will be effective unless approved by the Ditech's stockholders within 12 months before or after its adoption by the Board if the amendment would (i) modify the requirements as to eligibility for participation (to the extent such modification requires stockholder approval in order for the Option Plan to satisfy Section 422 of the Code); (ii) increase the number of shares reserved for issuance upon exercise of options; or (iii) change any other provision of the Option Plan in any other way if such modification requires stockholder approval in order to satisfy the requirements of Section 422 of the Code or any securities exchange listing requirements. The Board may submit any other amendment to the Option Plan for stockholder approval, including, but not limited to, amendments intended to satisfy the requirements of Section 162(m) of the Code regarding the exclusion of performance-based compensation from the limitation on the deductibility of compensation paid to certain employees.

FEDERAL INCOME TAX INFORMATION

        Incentive Stock Options.    Incentive stock options under the Option Plan are intended to be eligible for the favorable federal income tax treatment accorded "incentive stock options" under the Code.

        There generally are no federal income tax consequences to the optionholder or Ditech by reason of the grant or exercise of an incentive stock option. However, the exercise of an incentive stock option may increase the optionholder's alternative minimum tax liability, if any.

        If an optionholder holds stock acquired through exercise of an incentive stock option for more than two years from the date on which the option is granted and more than one year from the date on which the shares are transferred to the optionholder upon exercise of the option, any gain or loss on a disposition of such stock will be a long-term capital gain or loss.

        Generally, if the optionholder disposes of the stock before the expiration of either of these holding periods (a "disqualifying disposition"), then at the time of disposition the optionholder will realize taxable ordinary income equal to the lesser of (i) the excess of the stock's fair market value on the date of exercise over the exercise price, or (ii) the optionholder's actual gain, if any, on the purchase and sale. The optionholder's additional gain or any loss upon the disqualifying disposition will be a capital gain or loss, which will be long-term or short-term depending on whether the stock was held for more than one year.

        To the extent the optionholder recognizes ordinary income by reason of a disqualifying disposition, Ditech will generally be entitled to a corresponding business expense deduction in the tax year in which the disqualifying disposition occurs.

        Nonstatutory Stock Options.    Nonstatutory stock options granted under the Option Plan generally have the following federal income tax consequences.

        There are no tax consequences to the optionholder or Ditech by reason of the grant of a nonstatutory stock option. Upon exercise of a nonstatutory stock option, the optionholder normally will recognize taxable ordinary income equal to the excess, if any, of the stock's fair market value on the date of exercise over the option exercise price. However, to the extent the stock is subject to certain types of restrictions, including vesting restrictions, the taxable event will be delayed until the restrictions lapse unless the participant elects to be taxed on receipt of the stock. With respect to employees, Ditech is generally required to withhold from regular wages or supplemental wage payments an amount based on the ordinary income recognized. Ditech will generally be entitled to a business expense deduction equal to the taxable ordinary income realized by the optionholder.

        Upon disposition of the stock, the optionholder will recognize a capital gain or loss equal to the difference between the selling price and the sum of the amount paid for such stock plus any amount recognized as ordinary income upon exercise of the option. Such gain or loss will be long-term or short-term depending on whether the stock was held for more than one year.

        Potential Limitation on Company Deductions.    Section 162(m) of the Code denies a deduction to any publicly held corporation for compensation paid to certain "covered employees" in a taxable year to the extent that compensation to such covered employee exceeds $1 million. It is possible that compensation attributable to stock options, when combined with all other types of compensation received by a covered employee from Ditech, may cause this limitation to be exceeded in any particular year.

        Certain kinds of compensation, including qualified "performance-based compensation," are disregarded for purposes of the deduction limitation. In accordance with Treasury regulations issued under Section 162(m) of the Code, compensation attributable to stock options will qualify as performance-based compensation if (i) the option is granted by a compensation committee comprised solely of "outside directors," (ii) the plan contains a per-employee limitation on the number of shares for which options may be granted during a specified period, (iii) the per-employee limitation is approved by the stockholders, and (iv) the exercise price of the option is no less than the fair market value of the stock on the date of grant.

PARTICIPATION DURING THE LAST FISCAL YEAR

        During the last fiscal year, grants were made under the 1998 Stock Option Plan totaling 1,193,000 shares.

PROPOSAL 3

RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS

        The Audit Committee of the Board of Directors has selected PricewaterhouseCoopers LLP as Ditech's independent auditors for the fiscal year ending April 30, 2005 and the Board has further directed that management submit the selection of independent auditors for ratification by the stockholders at the Annual Meeting. PricewaterhouseCoopers LLP has audited Ditech's financial statements since April 1998. Representatives of PricewaterhouseCoopers LLP are expected to be present at the Annual Meeting. They will have an opportunity to make a statement if they so desire and will be available to respond to appropriate questions.

        Neither Ditech's Bylaws nor other governing documents or law require stockholder ratification of the selection of PricewaterhouseCoopers LLP as Ditech's independent auditors. However, the Audit Committee of the Board is submitting the selection of PricewaterhouseCoopers LLP to the stockholders for ratification as a matter of good corporate practice. If the stockholders fail to ratify the selection, the Audit Committee of the Board will reconsider whether or not to retain that firm. Even if the selection is ratified, the Audit Committee of the Board in its discretion may direct the appointment of different independent auditors at any time during the year if they determine that such a change would be in the best interests of Ditech and its stockholders.

        The affirmative vote of the holders of a majority of the shares present in person or represented by proxy and entitled to vote at the annual meeting. Abstentions will be counted toward the tabulation of votes cast on proposals presented to the stockholders and will have the same effect as negative votes. Broker non-votes are counted towards a quorum, but are not counted for any purpose in determining whether this matter has been approved.

INDEPENDENT AUDITORS' FEES

        The following table represents aggregate fees billed to Ditech for fiscal years ended April 30, 2004 and April 30, 2003, by PricewaterhouseCoopers LLP, Ditech's principal accountant.

	Fiscal Year Ended (in thousands)
	2004	2003
Audit Fees	$199	$170
Audit-related Fees	44	11
Tax Fees	0	50
All Other Fees	0	0

Total Fees	$243	$231

        The audit-related fees consist of the review of Ditech's accounting of the exit and disposition of its optical business, and assurance and related services for consultations concerning financial and accounting reporting standards.

        The tax fees consist of primarily tax compliance services.

        All fees described above were approved by the Audit Committee.

PRE-APPROVAL POLICIES AND PROCEDURES.

        The Audit Committee has adopted a policy and procedures for the pre-approval of audit and non-audit services rendered by our independent auditor, PricewaterhouseCoopers LLP. The policy generally pre-approves specified services in the defined categories of audit and audit-related services, and tax services up to specified amounts. Pre-approval may also be given as part of the Audit Committee's approval of the scope of the engagement of the independent auditor or on an individual explicit case-by-case basis before the independent auditor is engaged to provide each service. The pre-approval of services may be delegated to one or more of the Audit Committee's members, but the decision must be reported to the full Audit Committee at its next scheduled meeting. The Audit Committee has determined that the rendering of the services other than audit services by PricewaterhouseCoopers LLP, within these defined categories of audit related and tax services, is compatible with maintaining the principal accountant's independence.

THE BOARD OF DIRECTORS RECOMMENDS
A VOTE IN FAVOR OF PROPOSAL 3.

EXECUTIVE OFFICERS OF DITECH

        Certain information regarding Ditech's executive officers and key employees as of August 1, 2004 is set forth below.

Name	Age	Position
Timothy K. Montgomery	51	President, Chief Executive Officer and Director
Dr. Caglan "Chalan" M. Aras	38	Vice President of Marketing
James H. Grady	41	Vice President of Worldwide Sales
Lee H. House	45	Vice President of Engineering for Voice Communications and Echo Cancellation Products
William J. Tamblyn	45	Executive Vice President, Chief Financial Officer and Secretary
Lowell B. Trangsrud	52	Executive Vice President

        Biographical information relating to Timothy K. Montgomery is set forth in Proposal 1—Election of Directors.

        Dr. Caglan "Chalan" M. Aras joined Ditech in October 2003, as our Senior Director of Product Management and was promoted to Vice President of Marketing in May 2004. Dr. Aras joined Ditech from Manystreams, Inc., where he was Vice President of Marketing and Product Management since July 2002. From April 2000 to April 2002, Dr. Aras was Vice President of Product Management and Marketing at Jetstream Communications, a voice-over-DSL telecommunications equipment provider. From November 1997 to March 2000, Dr. Aras was a Director of Product Management at First Virtual Communications. Dr. Aras holds a BS in Electrical Engineering from Middle East Technical University (Ankara, Turkey), a MS and a Ph.D. in Computer Engineering from North Carolina State University and received an Executive Masters in Business Administration from the University of North Carolina at Chapel Hill.

        James H. Grady joined Ditech in September, 2003 as our Vice President of Worldwide Sales. Prior to joining Ditech, Mr. Grady was Vice President of Business Development at Tenor Networks from September 2002 through Tenor's sale in April 2003. From January 1999 through June 2002, Mr. Grady was at TollBridge Technologies, initially as Vice President of Marketing and later as Vice President of Worldwide Sales. Prior to TollBridge, Mr. Grady held a range of senior management positions in sales and business development for AirTouch Communications, Inc. (formerly PacTel Corporation and now Verizon Wireless/Vodafone) including Regional Vice President and General Manager. Mr. Grady holds a BS in Mechanical Engineering from University of Maine and received his Masters in Business Administration from Harvard University.

        Lee H. House joined Ditech in May 2002 as our Vice President of Engineering for Voice Communications and Echo Cancellation Products. Mr. House joined Ditech from Jetstream Communications, where he was the Senior Director of Systems Development since May 2000. Prior to Jetstream, he was the Senior Director of DSL Product Management and Business Development for 3Com Corporation since 1998. From 1989 to 1998, he held a variety of positions at IBM. During his tenure, Mr. House held senior management positions in research and development and product management, as well as serving in many engineering development and design roles. Mr. House received both his Masters in Business Administration and his Masters in Electrical Engineering from Duke University. He also holds a BA from Rhodes College and a BSEE from Christian Brothers University.

        William J. Tamblyn joined Ditech in June 1997 as our Vice President and Chief Financial Officer, and was promoted to Executive Vice President in May 2004. Mr. Tamblyn was the Chief Financial Officer at Conductus, Inc., a telecommunications company, from December 1993 to June 1997. He served as Chief Financial Officer at Ramtek, an imaging company, from May 1993 to December 1993.

Prior to May 1993, Mr. Tamblyn worked in public accounting, including for Coopers & Lybrand, LLP. He has a B.S. in Accounting from San Jose State University and is a certified public accountant.

        Lowell B. Trangsrud joined Ditech in July 2001 as our Vice President of Operations after his service at Compaq Computers, a computer and peripherals company, where he worked from 1995 to 2001. Mr. Trangsrud was promoted to Executive Vice President in May 2004. In his last position at Compaq, Mr. Trangsrud served as Vice President of Manufacturing for High Availability Solutions Manufacturing. From 1990 to 1995, he worked for Tandem Computers, and in his last position served as Vice President, Worldwide Supply Chain Operation. From 1973 to 1990, Mr. Trangsrud worked for Sperry Corporation and Honeywell, serving in a variety of engineering and management roles. Mr. Trangsrud has an A.A. in Electronics from North Dakota State College of Science, a B.A. in Management and a B.S. in Business Administration from the University of Phoenix.

SECURITY OWNERSHIP OF

CERTAIN BENEFICIAL OWNERS AND MANAGEMENT

        The following table sets forth certain information regarding the ownership of Ditech's common stock as of July 27, 2004 by: (i) each director and nominee for director; (ii) each of the executive officers named in the Summary Compensation Table; (iii) all executive officers and directors of Ditech as a group; and (iv) all those known by Ditech to be beneficial owners of more than five percent of its common stock.

        Beneficial ownership is determined in accordance with the rules of the SEC and generally includes voting or investment power with respect to securities. Except as indicated by footnote, and subject to community property laws where applicable, we believe, based on information furnished by such persons and from Schedules 13D and 13G filed with the SEC, that the persons named in the table below have sole voting and investment power with respect to all shares of Common Stock shown as beneficially owned by them as of July 27, 2004. Percentage of beneficial ownership is based on 33,873,359 shares of Common Stock outstanding as of July 27, 2004. Unless otherwise indicated, the address for each of the individuals named below is 825 E. Middlefield Road, Mountain View, California 94043.

	Shares Beneficially Owned
Beneficial Owner
	Number	Percent
Timothy K. Montgomery(1)	1,488,259	4.23%
William J. Tamblyn(2)	716,624	2.08%
Lowell B. Trangsrud(3)	453,721	1.32%
Lee H. House(4)	162,692	*
James H. Grady(5)	250,000	*
Gregory M. Avis(6)	40,000	*
Edwin L. Harper(7)	22,500	*
William A. Hasler(8)	89,640	*
Dr. Andrei M. Manoliu(9)	48,500	*
David M. Sugishita(7)	22,500	*
All directors and executive officers as a group (11 persons)(10)	3,444,436	9.30%
Systematic Financial Management, L.P.(11)	1,844,585	5.45%
Richard H. Dreihaus(12)	1,952,276	5.76%

*
Represents beneficial ownership of less than 1%.

(1)
Includes 1,311,888 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 27, 2004. Also includes 23,180 shares held by Mr. Montgomery's spouse as custodian for his children.

(2)
Includes 649,586 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 27, 2004.

(3)
Includes 449,900 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 27, 2004.

(4)
Includes 162,510 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 27, 2004.

(5)
Includes 250,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 27, 2004.

(6)
Includes 40,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 27, 2004.

(7)
Includes 22,500 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 27, 2004.

(8)
Includes 50,000 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 27, 2004.

(9)
Includes 32,500 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 27, 2004. Total number of shares includes: 10,000 shares held by the Manoliu/Neimat Living Trust; 4,000 shares held by Dr. Manoliu under a Keogh plan; and 2,000 shares held in an individual retirement account by Marie-Anne Neimat, Dr. Manoliu's wife.

(10)
Includes 3,141,384 shares which may be acquired pursuant to the exercise of stock options within 60 days of July 27, 2004. See notes 1 through 8 above.

(11)
Based on a Schedule 13G filed reporting beneficial ownership as of December 31, 2003. Systematic Financial Management, L.P. has the sole power to invest the shares, and sole power to vote 1,578,525 of the shares. The address for Systematic Financial Management, L.P. is Glenpointe East, 7th Floor, 300 Frank W. Burr Blvd., Teaneck, New Jersey 07666.

(12)
Based on a Schedule 13G filed on February 18, 2004. Of these shares, Mr. Driehaus has sole voting and investment power with respect to 63,804, and the remaining 1,888,472 are held by Driehaus Capital Management, Inc. ("DCM"), of which Mr. Driehaus is the sole shareholder. Mr. Dreihaus and DCM have shared dispositive power with respect to these shares and shared voting power with respect to 679,256 of these shares. The shares held by DCM are held for numerous clients on a fully discretionary basis. The address for Mr. Driehaus is 1336 Beltjen Rd., The Tunick Building, St. Thomas, USVI 00802, and the address for DCM is 25 East Erie Street; Chicago, IL 60611.

SECTION 16(A) BENEFICIAL OWNERSHIP REPORTING COMPLIANCE

        Section 16(a) of the Securities Exchange Act of 1934 (the "1934 Act") requires Ditech's directors and executive officers, and persons who own more than ten percent of a registered class of Ditech's equity securities, to file with the SEC initial reports of ownership and reports of changes in ownership of common stock and other equity securities of Ditech. Officers, directors and greater than ten percent stockholders are required by SEC regulation to furnish Ditech with copies of all Section 16(a) forms they file.

        To Ditech's knowledge, based solely on a review of the copies of such reports furnished to Ditech and written representations that no other reports were required, during the fiscal year ended April 30, 2004, all Section 16(a) filing requirements applicable to its officers, directors and greater than ten percent beneficial owners were complied with, except that one report on Form 4 timely filed by Mr. Tamblyn, our Chief Financial Officer, inadvertently failed to include one transaction covering the sale of a total of 15,000 shares. This transaction was subsequently reported on a Form 5 once the error was discovered.

COMPENSATION OF DIRECTORS

        Non-employee directors currently receive a fee for attendance of $1,000 for each regular board meeting, $2,500 for the annual offsite regular board meeting, and $250 for each special board meeting. Members of the Audit Committee currently receive a fee for attendance of $2,500 for each regular committee meeting, $1,000 for each in-person special meeting, and $500 for each telephonic special meeting. Members of the Compensation Committee currently receive a fee for attendance of $2,000 for each regular meeting and $500 for each special meeting. Members of the Corporate Governance and Nominating Committee currently receive a fee for attendance of $2,000 for each regular meeting and $500 per special meeting. Additionally, directors are entitled to be reimbursed for certain expenses in connection with attendance at board and committee meetings.

        Pursuant to the Directors' Plan, upon initial appointment, each non-employee director is automatically granted an option to purchase 50,000 shares of Ditech's Common Stock, which is subject to annual vesting over a four-year period from the date of grant. In addition, each non-employee director will automatically be granted a fully-vested option to purchase 10,000 shares of Ditech's Common Stock immediately following each annual meeting of stockholders; provided, that such person has served as a non-employee director of Ditech for at least six months as of the date of the applicable annual meeting of stockholders. These options are granted at 100% of the fair market value of the Common Stock on the date of grant and have a five-year term. Pursuant to the Directors' Plan, the initial grants and the annual grants are non-discretionary and are granted automatically, without any further action by Ditech, the Board or the stockholders.

        During the last fiscal year, we granted to each of the following current and former non-employee directors serving at the time of the grant an option to purchase 10,000 shares at an exercise price per share of $9.589 on September 19, 2003, which exercise price was equal to the fair market value of the Common Stock on such date (based on the closing sales price reported on the Nasdaq National Market for such date of grant): Mr. Avis, Mr. Harper, Mr. Hasler, Dr. Manoliu and Mr. Sugishita. As of July 27, 2004, options to purchase 242,500 shares were outstanding under the Directors' Plan, and options to purchase 60,000 shares had been exercised under the Directors' Plan.

COMPENSATION OF EXECUTIVE OFFICERS

SUMMARY OF COMPENSATION

        The following table sets forth certain information for the fiscal years ended April 30, 2002, 2003 and 2004 regarding the compensation of Ditech's Chief Executive Officer and our other four most highly compensated executive officers of Ditech at April 30, 2004 (the "Named Executive Officers").

Summary Compensation Table

Long-Term Compensation
		Annual Compensation					Awards
Name and Principal Position	Year	Salary ($)		Bonus ($)	Other Annual Compensation ($)(1)		Restricted Stock Awards ($)	Securities Underlying Options/ SARs (#)	All Other Compensation ($)(2)
Timothy K. Montgomery Chief Executive Officer and President	2004 2003 2002	300,000 300,000 300,000		600,000 276,398 53,175	3,130 — —		N/A	508,000 450,000 —	690 436 414
James H. Grady Vice President of Worldwide Sales	2004	172,083	(3)	32,000	67,335 — —	(4)	N/A	250,000	83
Lee H. House Vice President of Engineering for Voice Communications and Echo Cancellation Products	2004 2003	200,000 178,038		100,000 25,000	8,523 —		N/A	150,000 150,000	277 190
William J. Tamblyn Executive Vice President and Chief Financial Officer	2004 2003 2002	210,000 210,000 195,000		170,000 77,201 30,607	11,246 — —		N/A	160,000 200,000 —	288 184 269
Lowell B. Trangsrud Executive Vice President	2004 2003 2002	200,000 199,167 154,070		150,000 79,244 50,000	10,874 — —		N/A	150,000 75,000 200,000	414 328 262

(1)
Includes 401(k) match by Ditech, memberships and miscellaneous taxable compensation.

(2)
Except as otherwise indicated, represents insurance premiums paid by Ditech with respect to group term life insurance for the benefit of the named executive.

(3)
Includes $58,333 of non-recoverable draw.

(4)
Mr. Grady had taxable relocation income of $65,000.

Stock Option Grants And Exercises

        Ditech grants options to its executive officers under its 1998 Stock Option Plan and the 2000 Non-Qualified Stock Plan. As of July 27, 2004, options to purchase a total of 4,773,295 shares were outstanding under the foregoing plans and options to purchase 677,490 shares remained available for grant thereunder.

        The following tables show for the fiscal year ended April 30, 2004, certain information regarding options granted to, exercised by, and held at year end by, the Named Executive Officers:

OPTION/SAR GRANTS IN LAST FISCAL YEAR

	Individual Grants
						Potential Realizable Value at Assumed Annual Rates of Stock Price Appreciation for Option Term
	Number of Securities Underlying Options/ SARs Granted (#)(1)	% of Total Options/SARs Granted to Employees in Fiscal Year
			Exercise Or Base Price ($/Sh)
Name					Expiration Date
						5% ($)	10% ($)
Mr. Montgomery	58,000 450,000	21.6%	$ $	10.35 8.76	09/23/13 09/30/13	$2,856,628	$7,239,256
Mr. Grady	250,000	10.6%		$8.76	09/30/13	$1,377,279	$3,490,296
Mr. House	150,000	6.4%		$8.76	09/30/13	$826,367	$2,094,178
Mr. Tamblyn	10,000 150,000	6.8%	$ $	10.35 8.76	09/23/13 09/30/13	$891,458	$2,259,130
Mr. Trangsrud	150,000	6.4%		$8.76	09/30/13	$826,367	$2,094,177

(1)
The option may be exercised early, subject to a repurchase option in favor of Ditech, which lapses over a four-year period with 25% lapsing after the first year and the remainder monthly thereafter.

        In accordance with the rules of the Securities and Exchange Commission, the columns referring to potential realizable value show the gains or "option spreads" that would exist for the options granted based on the assumed rates of annual compound stock price appreciation of 5% and 10% from the date the option was granted over the full option term. The rules of the SEC require us to use these assumed annual compound rates of stock price appreciation. These estimated rates do not represent our estimate or projection of future Common Stock prices.

AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUES

			Number of Securities Unexercised Options at April 30, 2004 (#)		Value of Unexercised In-the-Money Options at April 30, 2004 ($)
	Underlying Shares Acquired on Exercise
		Value Realized
			Exercisable	Unexercisable	Exercisable	Unexercisable
Mr. Montgomery	150,000	$2,148,768	1,461,888	—	$10,443,657	—
Mr. Grady	—	—	250,000	—	$1,405,000	—
Mr. House	58,000	$585,675	242,000	—	$1,903,760	—
Mr. Tamblyn	81,636	$1,208,968	584,586	—	$4,220,785	—
Mr. Trangsrud	90,000	$1,008,156	335,000	—	$2,375,100	—

REPORT ON EXCHANGE OF OPTIONS/SARS

        On February 19, 2003, we offered all regular employees (including officers) of Ditech and its wholly-owned subsidiaries the opportunity to exchange all outstanding stock options granted to them, with an exercise price per share of $20.00 or more, under Ditech's 2000 Non-Qualified Stock Plan, 1999 Non-Officer Equity Incentive Plan, 1998 Stock Option Plan and Atmosphere Networks, Inc. 1997 Stock Plan, and an individual option granted outside of a plan to Ian Wright, each as amended, for replacement options to purchase shares of our common stock. If an employee elected to participate in the offer, he or she was also required to exchange all outstanding options under any plan granted to them on or after August 19, 2002, including any options with exercise prices per share of less than $20.00.

        Since many of our outstanding options were at exercise prices significantly higher than our then current stock price, and therefore no longer provided meaningful performance incentives to our employees, we made this offer to create better performance incentives for our employees. For those who elected to participate in the offer, the options they elected or were required to exchange were cancelled and no longer valid as of March 19, 2003. On September 23, 2003, we granted a replacement option covering 25% of the number of shares of Common Stock subject to the cancelled options with an exercise price equal to the fair market value on the date the new option was granted, so long as employment with us or our subsidiary continued through September 23, 2003. The following table describes participation in the exchange offer by the named executive officers. There were no repricings of stock options held by our executive officers prior to this exchange offer.

10-YEAR OPTION/SAR REPRICINGS
Name	Date(1)	Number of Securities Underlying Options/SARs Repriced or Amended(2)	Market Price of Stock at Time of Repricing or Amendment(3)	Exercise Price at Time of Repricing or Amendment	New Exercise Price	Length of Original Option Term Remaining at Date of Repricing or Amendment (in years)(4)
Timothy K. Montgomery	3/19/03	58,000	$2.68	$79.50	$10.35	7
William J. Tamblyn	3/19/03	10,000	$2.68	$79.50	$10.35	7

(1)
The date of cancellation was March 19, 2003, and the date of regrant was September 23, 2003.

(2)
Reflects the number of shares issued in exchange for cancelled options. On March 19, 2003, Messrs. Montgomery and Tamblyn cancelled options to purchase 232,000 and 40,000 shares, respectively.

(3)
Calculated as of the date of cancellation (March 19, 2003). The market price at the time of the grant of the replacement options was equal to the new exercise price of the new options.

(4)
Calculated as of the date of cancellation (March 19, 2003). The remaining term at the time of the grant of the replacement options was 6.5 years.

        The option exchange program was approved by our Board of Directors.

Gregory M. Avis Edwin L. Harper William A. Hasler Dr. Andrei M. Manoliu Timothy K. Montgomery David M. Sugishita

EQUITY COMPENSATION PLAN INFORMATION

        The following table provides certain information with respect to all of our equity compensation plans and grants made outside of any plans in effect as of April 30, 2004:

Plan Category	Number of securities to be issued upon exercise of outstanding options, warrants and rights (a)(1)	Weighted-average exercise price of outstanding options, warrants and rights (b)	Number of securities remaining available for issuance under equity compensation plans (excluding securities reflected in column (a)) (c)
Equity compensation plans approved by security holders(2)	2,635,536	$8.20	1,131,120
Equity compensation plans not approved by security holders(3)	3,088,884	$6.75	1,313,915
Total	5,724,420	$7.42	2,445,035

(1)
Includes options to purchase 1,661 shares, which represent options assumed by Ditech in connection with the acquisition of Atmosphere Networks, Inc. in July 2000. (Stockholder approval was not required for the assumption of such options.)

(2)
Consists of Ditech's 1999 Employee Stock Purchase Plan, 1999 Non-Employee Directors' Stock Option Plan, 1998 Stock Option Plan and 1997 Stock Option Plan. With respect to the 1999 Employee Stock Purchase Plan, 424,985 shares available for issuance are included in column (c) in the reserve. No amounts with respect to the 1999 Employee Stock Purchase Plan are included in columns (a) or (b).

(3)
Consists of Ditech's 2000 Non-Qualified Stock Plan, 1999 Non-Officer Equity Incentive Plan and options assumed in connection with the Atmosphere Networks, Inc. acquisition in July 2000

        The following equity compensation plans of Ditech were in effect as of April 30, 2004 and were adopted without the approval of our stockholders: the 2000 Non-Qualified Stock Plan; and the 1999 Non-Officer Equity Incentive Plan.

2000 NON-QUALIFIED STOCK PLAN

        The essential features of Ditech's 2000 Non-Qualified Stock Plan (the "2000 Plan") are outlined below:

General

        The 2000 Plan provides for the grant of nonstatutory stock options, stock bonuses and rights to purchase restricted stock (collectively "stock awards"). To date, we have granted only stock options under the 2000 Plan. An aggregate of 5,000,000 shares of Common Stock is reserved for issuance under the 2000 Plan.

Eligibility

        Employees, directors and consultants of both Ditech and our affiliates are eligible to receive all types of stock awards under the 2000 Plan. The aggregate number of shares issued pursuant to stock awards granted to officers and directors under to the 2000 Plan shall not exceed 50% of the number of shares reserved for issuance under the 2000 Plan, except that shares issued to officers not previously employed by Ditech pursuant to stock awards granted as an inducement essential to such individuals entering into employment contracts with Ditech shall be excluded from such 50% limitation.

Terms of Stock Awards

        Exercise Price; Payment.    The exercise price of nonstatutory options may not be less than 50% of the fair market value of the stock on the date of grant; provided that the exercise price may be lower than such amount if the option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code. The purchase price of restricted stock purchase awards may not be less than 85% of the fair market value of the stock on the date of grant. Stock bonuses may be awarded in consideration for past services actually rendered to Ditech or our affiliates.

        The exercise price of options and restricted stock purchase awards granted under the 2000 Plan must be paid either in cash at the time the option is exercised (or at the time the restricted stock is purchased) or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board. The exercise price of options may also be paid, at the discretion of the Board, by delivery of other shares of our Common Stock.

        Stock Award Vesting.    Stock awards granted under the 2000 Plan may become exercisable (in the case of options) or released from a repurchase option in favor of Ditech (in the case of stock bonuses and restricted stock purchase awards) in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option may vest or be exercised. In addition, options granted under the 2000 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Ditech to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting.

        Term.    The maximum term of options granted under the 2000 Plan is 10 years. The term of options granted under the 2000 Plan shall be determined by the Board in its discretion. Options under the 2000 Plan generally terminate three months after termination of the participant's service, subject to extension in certain circumstances. Ditech generally may repurchase shares that have been issued pursuant to stock bonuses or restricted stock purchase awards granted under the 2000 Plan but have not yet vested as of the date the participant terminates his or her service with Ditech.

        Effect of Certain Corporate Transactions.    In the event of (i) a dissolution or liquidation of Ditech or (ii) certain specified types of merger, consolidation or similar transactions (collectively, a "corporate transaction"), any surviving or acquiring corporation may assume options outstanding under the Option Plan or may substitute similar options. If any surviving or acquiring corporation does not assume such options or substitute similar options, then with respect to options held by optionholders whose service with Ditech or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such options (and, if applicable, the time during which such options may be exercised) will be accelerated in full and the options will terminate if not exercised at or prior to such effective date.

NON-OFFICER EQUITY INCENTIVE PLAN

        The essential features of Ditech's 1999 Non-Officer Equity Incentive Plan (the "1999 Plan") are outlined below:

General

        The 1999 Plan provides for the grant of nonstatutory stock options, stock bonuses and rights to purchase restricted stock (collectively "awards"). To date, we have granted only stock options under the 1999 Plan. An aggregate of 1,000,000 shares of Common Stock is reserved for issuance under the 1999 Plan.

Eligibility

        Employees and consultants of both Ditech and our affiliates who are not officers or directors of Ditech or any of our affiliates are eligible to receive all types of awards under the 1999 Plan, except that officers who have not been previously employed by Ditech are eligible to receive awards if the award is granted as an inducement essential to such officers entering into an employment contract with Ditech.

Terms of Awards

        Exercise Price; Payment.    The exercise price of nonstatutory options may not be less than 85% of the fair market value of the stock on the date of grant. The purchase price of restricted stock purchase awards may not be less than 85% of the fair market value of the stock on the date of grant. Stock bonuses may be awarded in consideration for past services actually rendered to Ditech or our affiliates.

        The exercise price of options and restricted stock purchase awards granted under the 1999 Plan must be paid either in cash at the time the option is exercised (or at the time the restricted stock is purchased) or, at the discretion of the Board, (i) pursuant to a deferred payment arrangement or (ii) in any other form of legal consideration acceptable to the Board. The exercise price of options may also be paid, at the discretion of the Board, by delivery of other shares of our Common Stock.

        Award Vesting.    Awards granted under the 1999 Plan may become exercisable (in the case of options) or released from a repurchase option in favor of Ditech (in the case of stock bonuses and restricted stock purchase awards) in cumulative increments ("vest") as determined by the Board. The Board has the power to accelerate the time during which an option or a restricted stock purchase award may vest or be exercised. In addition, options granted under the 1999 Plan may permit exercise prior to vesting, but in such event the participant may be required to enter into an early exercise stock purchase agreement that allows Ditech to repurchase unvested shares, generally at their exercise price, should the participant's service terminate before vesting.

        Term.    The maximum term of options granted under the 1999 Plan is 10 years. Options under the 1999 Plan generally terminate three months after termination of the participant's service, subject to extension in certain circumstances. Ditech generally may repurchase shares that have been issued pursuant to stock bonuses or restricted stock purchase awards granted under the 1999 Plan but have not yet vested as of the date the participant terminates his or her service with Ditech.

        Effect of Certain Corporate Transactions.    In the event of (i) a dissolution or liquidation of Ditech or (ii) certain specified types of merger, consolidation or similar transactions (collectively, a "corporate transaction"), any surviving or acquiring corporation may assume options outstanding under the Option Plan or may substitute similar options. If any surviving or acquiring corporation does not assume such options or substitute similar options, then with respect to options held by optionholders whose service with Ditech or an affiliate has not terminated as of the effective date of the corporate transaction, the vesting of such options (and, if applicable, the time during which such options may be exercised) will be accelerated in full and the options will terminate if not exercised at or prior to such effective date.

EMPLOYMENT AGREEMENTS AND
TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS

        In September 1998, Ditech entered into an employment agreement with Timothy K. Montgomery to serve as Ditech's President and Chief Executive Officer at a base salary of $225,000 a year starting on November 1, 1998, with an annual discretionary bonus set by the Board and based upon specific objectives to be agreed upon by Mr. Montgomery and the Board. Pursuant to the employment agreement, Mr. Montgomery received an option to purchase 533,332 shares of Ditech Common Stock. The employment agreement is at-will, contains a non-solicitation agreement, and provides that if Mr. Montgomery is terminated without cause, he will be paid a lump sum equal to twelve months base salary. However, if Mr. Montgomery resigns, his employment is terminated for cause, or there is a change in control of Ditech, he will receive no severance benefits. In the event of a change of control of Ditech, all of Mr. Montgomery's outstanding, unvested options will immediately become fully vested.

        In June 2001, Ditech entered into an at-will employment agreement with Lowell B. Trangsrud to serve as Vice President of Operations at a base salary of $190,000, with a guaranteed bonus of $60,000 for fiscal year 2002 that is pro-rated from Mr. Trangsrud's start date through the end of the fiscal year. Pursuant to the employment agreement, Mr. Trangsrud received an option to purchase 200,000 shares of Ditech Common Stock.

        In April 2002, Ditech entered into an at-will employment agreement with Lee House to serve as Vice President of Echo Engineering at a base salary of $180,000. (Mr. House's title is now Vice President of Engineering for Voice Communications and Echo Cancellation Products.) Under the agreement, Mr. House was eligible to earn a bonus of up to $45,000 based on attainment of certain performance objectives, and received an option to purchase 150,000 shares of Ditech Common Stock. The employment agreement provides that if Mr. House is terminated without cause during his first year of employment, Ditech will continue to pay Mr. House his base salary, and his outstanding unvested options shall continue to vest, for six months from the date of notification of intent to separate. After Mr. House's first year of employment, Mr. House will be entitled to only those severance benefits provided under Ditech's general severance policies.

        In September 2003, Ditech entered into an at-will employment agreement with James Grady to serve as Vice President of WorldWide Sales at an annual base salary of $195,000, with commissions of $100,000 per year upon full attainment of quota. The commissions for fiscal 2004 were guaranteed on a pro rata basis. Pursuant to the employment agreement, Mr. Grady received an option to purchase 250,000 shares of Ditech Common Stock. The agreement provides that if Ditech terminates Mr. Grady's employment for any reason other than cause during his first year of service or if there is a change of control in Ditech and he is not offered an equivalent position, then Ditech will continue to pay his base salary for six months from the notification of intent to separate or until the one year anniversary, whichever is shorter. The same salary continuation period will be credited as continuous service for purposes of his stock options. In addition, Mr. Grady was provided an allowance for relocation in the amount of $65,000.

REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS
ON EXECUTIVE COMPENSATION(2)

(2)
The material in this report is not "soliciting material," is not deemed "filed" with the SEC, and is not to be incorporated by reference into any filing of Ditech under the 1933 Act or 1934 Act, whether made before or after the date hereof and irrespective of any general incorporation language contained in such filing.

        The Compensation Committee of our Board of Directors generally makes decisions on compensation of our Chief Executive Officer, Timothy K. Montgomery, and our other executive officers. During fiscal 2004, the Compensation Committee was composed of three non-employee directors: Messrs. Avis, Harper and Hasler. The Compensation Committee has furnished the following report on the 2004 compensation of Timothy K. Montgomery and our other executive officers.

        In setting the compensation levels, the Compensation Committee considers the standard practices in the telecommunications industry, including data from surveys, as well as the practices of companies with whom Ditech competes for executive talent. Ditech believes that our total executive compensation package is near the median among our peers.

        It is the current philosophy of Ditech to keep the base salary of executives at approximately the 50th percentile based on the RADFORD COMPENSATION SURVEY so that more of their compensation depends on bonuses, which are contingent upon company and individual performance. The Radford survey includes some but not all companies included in the Graph Index. See "Comparison of Stockholder Return." The executives are thus motivated to enhance stockholder value.

        As Ditech has commercial products and developing products, the Compensation Committee believes that corporate performance should be measured by both traditional financial performance criteria such as profitability and earnings per share and by analyzing the degree to which Ditech achieves certain goals established by the Compensation Committee and approved by the Board.

        Under the Executive Compensation Bonus Plan, an executive's annual incentive award depends on improved company performance, both revenue growth and profits for the fiscal year and key individual contributions. The current philosophy of Ditech is to keep total compensation including bonuses for executives between the 50th and 75th percentiles of the companies in the Radford survey.

        The performance goals for Ditech are derived from our business plans that include critical individual performance targets relating to strategic product positioning, revenue growth, and profitability for the fiscal year and key internal deliveries. The performance bonuses are based on a percentage on each related task. The incentive targets vary with each executive officer and are based overall as a percentage of base salary. The incentive targets range from 20% to 100% with added incentives for exceeding targeted plans such as revenues and profitability. The Compensation Committee annually reviews and approves specific bonus targets, maximums and performance criteria for all executives.

Stock Options

        The Compensation Committee grants stock options under our stock option plans to foster executive ownership and to provide direct linkage with stockholder interests. The Compensation Committee considers the current level of equity holdings in Ditech, stock options previously granted, industry practices, the executive's accountability level, and assumed potential stock value when determining stock option grants. The Compensation Committee relies upon competitive guideline ranges of retention-effective, target-gain objectives to be derived from option gains based upon relatively aggressive assumptions relating to planned growth and earnings. In this manner, potential executive gains parallel those of other stockholders over the long term. Therefore, the stock option program serves as our primary long-term incentive and retention tool for executives and other key employees. The exercise prices of stock options granted to the executive officers are generally equal to the market value of the stock on the date of grant.

CEO Compensation

        Mr. Montgomery commenced employment with us effective November 1, 1997 as Senior Vice President of Sales and Marketing. As of September 15, 1998 he became the President and Chief Executive Officer. In general, as President and Chief Executive Officer the factors utilized in determining Mr. Montgomery's compensation are the same as those applied to the other executive officers in the manner described in the preceding paragraphs, although achievement of company financial performance goals have a greater impact on his total compensation.

        In establishing Mr. Montgomery's base salary, it was the Compensation Committee's intent to provide him with a level of stability and certainty each year. His base salary for the 2004 fiscal year of $300,000 approximates the 50th percentile or competitive classification of reported base salaries for Chief Executive Officers based on the Radford survey. Mr. Montgomery did not receive a base salary increase in 2004.

        The annual bonus component of Mr. Montgomery's compensation package was based on our financial performance and individual goal achievement, as described above. Mr. Montgomery's target bonus amount based on plan was set to be 100% of his base salary, with a maximum achievement of 200% if plan performance was exceeded. The performance metrics upon which Mr. Montgomery's bonus was to be determined were Ditech's revenues, profit/loss, and adherence to corporate budgets. The Compensation Committee determined that in excess of 200% of these performance goals were achieved. Accordingly, Mr. Montgomery's bonus for 2004 was $600,000, based on the maximum.

Compliance with Internal Revenue Code Section 162(m)

        Section 162(m) of the Internal Revenue Code, or Section 162(m), limits Ditech to a deduction for federal income tax purposes of no more than $1 million of compensation paid in a taxable year to our executive officers named in the Summary Compensation Table. Compensation above $1 million may be deducted if it is "performance-based" compensation within the meaning of Section 162(m). Our 1998 Stock Option Plan has been designed and administered in a manner intended to qualify stock option grants to executive officers that are granted at fair market value as "performance-based" compensation. It is not currently expected that any compensation deemed paid to any of our executive officers, other than the stock option grants, will exceed the $1 million limit per officer.

        In summary, it is the opinion of the Compensation Committee that the adopted executive compensation policies and plans provide the necessary total remuneration program to properly align our performance and the interest of our stockholders with competitive and equitable executive compensation in a balanced and reasonable manner, for both the short and long-term.

Compensation Committee Edwin L. Harper, Chairman Gregory M. Avis William A. Hasler

COMPENSATION COMMITTEE INTERLOCKS AND INSIDER PARTICIPATION

        During fiscal year 2004, the Compensation Committee was composed of three members: Messrs. Avis, Hasler and Harper. No member of the Compensation Committee was or has ever been an officer or employee of Ditech or its subsidiaries. No member of the Compensation Committee serves as an executive officer of another entity that has as a member of the board of directors or compensation committee of the other entity one or more executive officers of Ditech. Prior to the formation of the Compensation Committee in May 1997, the Board of Directors of Ditech as a whole made decisions relating to compensation of Ditech's executive officers.

PERFORMANCE MEASUREMENT COMPARISON(3)

        The following graph shows the total stockholder return of an investment of $100 in cash on June 9, 1999 for (i) our Common Stock; (ii) the NASDAQ Stock Market (U.S.) and (iii) the NASDAQ Telecommunications Index. All values assumes reinvestments of the full amount of all amount of all dividends.

COMPARISON OF 59 MONTH CUMULATIVE TOTAL RETURN*
AMONG DITECH COMMUNICATIONS CORPORATION,
THE NASDAQ STOCK MARKET (U.S.) INDEX
AND THE NASDAQ TELECOMMUNICATIONS INDEX

*$100 invested on 6/9/99 in stock or index—
including reinvestment of dividends.
Fiscal year ending April 30.

(3)
This section is not "soliciting material," is not deemed "filed" with the SEC and is not to be incorporated by references in any filing of Ditech under the 1933 Act or the 1934 Act whether made before or after the date hereof and respecting any general corporation language in any such filing.

CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS

        Ditech has entered into indemnity agreements with certain officers and directors which provide, among other things, that Ditech will indemnify such officer or director, under the circumstances and to the extent provided for therein, for expenses, damages, judgments, fines and settlements he or she may be required to pay in actions or proceedings which he or she is or may be made a party by reason of his or her position as a director, officer or other agent of Ditech, and otherwise to the fullest extent permitted under Delaware law and Ditech's By-laws.

        See also "Employment Agreements and Termination of Employment and Change of Control Arrangements" above.

HOUSEHOLDING OF PROXY MATERIALS

        The SEC has adopted rules that permit companies and intermediaries (e.g., brokers) to satisfy the delivery requirements for proxy statements and annual reports with respect to two or more stockholders sharing the same address by delivering a single proxy statement addressed to those stockholders. This process, which is commonly referred to as "householding," potentially means extra convenience for stockholders and cost savings for companies.

        This year, a number of brokers with account holders who are Ditech stockholders will be "householding" our proxy materials. A single proxy statement will be delivered to multiple stockholders sharing an address unless contrary instructions have been received from the affected stockholders. Once you have received notice from your broker that they will be "householding" communications to your address, "householding" will continue until you are notified otherwise or until you revoke your consent. If, at any time, you no longer wish to participate in "householding" and would prefer to receive a separate proxy statement and annual report, please notify your broker, direct your written request to Investor Relations Department, Ditech Communications Corporation, 825 E. Middlefield Road, Mountain View, CA 94043 or contact Kimberly Canigiula by telephone at (650) 623-1357 or by email at kimberly@ditechcom.com. Stockholders who currently receive multiple copies of the proxy statement at their address and would like to request "householding" of their communications should contact their broker.

OTHER MATTERS

        The Board of Directors knows of no other matters that will be presented for consideration at the Annual Meeting. If any other matters are properly brought before the meeting, it is the intention of the persons named in the accompanying proxy to vote on such matters in accordance with their best judgment.

By Order of the Board of Directors
/s/ WILLIAM J. TAMBLYN
William J. Tamblyn Secretary

August 16, 2004

A copy of our Annual Report to the Securities and Exchange Commission on Form 10-K for the fiscal year ended April 30, 2004 is available without charge upon written request to Investor Relations Department, Ditech Communications Corporation, 825 E. Middlefield Road, Mountain View, CA 94043 or by contacting Kimberly Canigiula by telephone at (650) 623-1357 or by email at kimberly@ditechcom.com.

APPENDIX A

DITECH COMMUNICATIONS CORPORATION

CHARTER OF THE AUDIT COMMITTEE
OF THE BOARD OF DIRECTORS

Organization

        The Audit Committee of the Board of Directors of Ditech Communications Corporation (the "Company") shall consist of at least three members of the Company's Board of Directors (the "Board"). No Audit Committee member shall be an employee of the Company and each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board of Directors, and is otherwise independent in accordance with the independence requirements of The Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission ("SEC"); provided, however, that if permitted by the Nasdaq rules and the rules and regulations of the SEC, one member need not meet the independence requirements under the conditions specified by such requirements and rules and regulations. The members of the Audit Committee shall also be able to read and understand the financial statements of the Company and otherwise comply with the financial sophistication and experience requirements of The Nasdaq Stock Market and SEC rules and regulations.

Statement of Purpose and Policy

        The primary purpose of the Audit Committee shall be to provide assistance to, and act on behalf of, the Board in fulfilling its responsibility to the stockholders, potential stockholders, and investment community relating to corporate accounting and financial reporting processes of the Company, the audits of the Company's financial statements, the Company's systems of internal controls, and the quality and integrity of the financial reports of the Company. In so doing, it is the responsibility of the Audit Committee to maintain free and open means of communication between the Company's directors, independent auditors and management team. Moreover, the Company's independent auditors shall report directly to the Audit Committee. The Audit Committee shall also establish procedures, and maintain easy access to the Audit Committee, for all employees and consultants to the Company to voice concerns and report potential misconduct to the Audit Committee. The Audit Committee shall also have a clear understanding with the Company's independent auditors that the independent auditors are accountable to the Board and Audit Committee, as representatives of the Company's stockholders.

Authority

        The Audit Committee shall have authority to appoint, determine compensation for, at the expense of the Company, retain and oversee the independent auditors as set forth in Section 10A(m)(2) of the Securities Exchange Act of 1934, as amended, and the rules thereunder, and otherwise to fulfill its responsibilities under this charter. The Audit Committee shall have authority to retain and determine compensation for, at the expense of the Company, special legal, accounting or other advisors or consultants as it deems necessary or appropriate in the performance of its duties. The Audit Committee shall also have authority to pay, at the expense of the Company, ordinary administrative expenses that, as determined by the Audit Committee, are necessary or appropriate in carrying out its duties. The Audit Committee shall have full access to all books, records, facilities and personnel of the Company as deemed necessary or appropriate by any member of the Audit Committee to discharge his or her responsibilities hereunder. The Audit Committee shall have authority to require that any of the Company's personnel, counsel, independent auditors or investment bankers, or any other consultant or advisor to the Company attend any meeting of the Audit Committee or meet with any member of the Audit Committee or any of its special legal, accounting or other advisors and consultants.

Responsibilities

        In carrying out its responsibilities, the Audit Committee believes its policies and procedures should remain flexible in order to best react to changing conditions and to best enable it to fulfill its obligation to oversee, for the benefit of the directors and stockholders, the corporate accounting and reporting practices of the Company for the purpose of determining that they are in accordance with all requirements and are of the highest quality.

        In carrying out these responsibilities, the Audit Committee shall:

  •
  Have sole authority to hire and terminate the Company's independent auditors.

  •
  Negotiate, execute and deliver the engagement letter to be entered into between the Company and its independent auditors, and establish the compensation to be received by the independent auditors.

  •
  Evaluate on a periodic basis the independent auditors engaged to audit the financial statements of the Company and its divisions and subsidiaries.

  •
  Have the sole authority to approve all audit, review and attest services, as well as non-audit services to be performed by the independent auditors (but only as permitted by the Nasdaq rules and the rules and regulations of the SEC), which authority with respect to non-audit services the Audit Committee may delegate to one or more members of the Audit Committee from time to time.

  •
  Receive written statements from the independent auditors delineating all relationships between the independent auditors and the Company consistent with Independence Standards Board Standard No. 1, and consider and discuss with the auditors any disclosed relationships or services that could impact the auditors' objectivity and independence, and if so determined by the Audit Committee, take, or recommend that the Board take, appropriate action to oversee the independence of the auditors.

  •
  Meet with the independent auditors and financial management of the Company to review the scope of the proposed audit for the current year and the audit procedures to be utilized, and at the conclusion thereof review such audit, including any comments or recommendations of the independent auditors.

  •
  Resolve any disagreements between the independent auditors and management regarding financial reporting.

  •
  Review with the independent auditors and the Company's financial and accounting personnel the adequacy and effectiveness of the accounting and financial controls of the Company, and elicit any recommendations for the improvement of such internal control procedures or particular areas where new or more detailed controls or procedures are desirable. Particular emphasis should be given to the adequacy of such internal controls to expose any payments, transactions, or procedures that might be deemed illegal or otherwise improper. Further, the Audit Committee periodically should review Company policy statements to determine their adherence to the Company's code of conduct.

  •
  Review the financial statements contained in the annual report to stockholders with management and the independent auditors, as well as any significant correcting adjustments identified by the independent auditors or disagreements between management and the independent auditors, to determine that the independent auditors are satisfied with the disclosure and content of the financial statements to be presented to the stockholders. Any changes in accounting principles should be reviewed.

  •
  Review the financial statements and Management's Discussion and Analysis section of the corporation's Annual Reports on Form 10-K and Quarterly Reports on Form 10-Q for purpose of determining if Company's periodic reports adequately reflect regulatory and accounting initiatives and disclose any off-balance sheet transactions by the Company as well as other significant financial risk exposures.

  •
  Review and approve (to the extent required by the Nasdaq rules) related party transactions required to be disclosed in the Company's proxy statement filed with the SEC.

  •
  Review, prior to announcement, Company press releases and other disclosures containing financial information for the purpose of ensuring that such press releases and other disclosures properly disclose financial information presented in accordance with GAAP and, to the extent pro forma information is included, adequately disclose how such pro forma information differs from the comparable GAAP information and that such pro forma information is not given undue prominence or otherwise provide misleading presentations of the Company's results of operations or financial condition.

  •
  Meet with the independent auditors and senior management in separate executive sessions to discuss any matters that the Audit Committee, the independent auditors or senior management believe should be discussed privately with the Audit Committee. Discuss and evaluate, among other things, the cooperation received by the independent auditors during their audit examination, including their access to all requested records, data and information, the sufficiency of the Company's financial, accounting and auditing personnel, and the responsiveness of the independent auditors to the Company's needs.

  •
  Review accounting and financial human resources planning within the Company.

  •
  Investigate any matter brought to its attention within the scope of its duties.

  •
  Review and assess the adequacy of this charter annually (or such other times as appropriate or desirable) and recommend any proposed changes to the Board for approval.

  •
  Submit the minutes of all meetings of the Audit Committee to, or discuss the matters discussed at each Audit Committee meeting with, the Board.

  •
  Prepare the report required by the rules of the Securities and Exchange Commission to be included in the Company's annual proxy statement.

  •
  Have the sole authority to approve the hiring of any employee who is employed by the independent auditor, or has been employed by an independent auditor within the five years prior to the date of determination whether or not to hire such employee.

  •
  Establish and maintain procedures for the receipt, retention and treatment of complaints received by the Company regarding accounting, internal accounting controls or auditing matters and the confidential and anonymous submission by employees of concerns regarding questionable accounting or auditing matters, and a policy of open access to the members of the Audit Committee by the employees and consultants to the Company, to enable the employees and consultants to bring to the attention of the Audit Committee concerns held by such employees and consultants regarding the financial reporting of the Company, and to report potential misconduct to the Audit Committee.

  •
  Perform such other functions and to have such power as it may deem necessary or advisable in the efficient and lawful discharge of the foregoing.

        The operation of the Audit Committee shall be subject to the By-laws as in effect from time to time and Section 141 of the Delaware General Corporation Law.

APPENDIX B

DITECH COMMUNICATIONS CORPORATION

CHARTER OF THE CORPORATE GOVERNANCE AND NOMINATING
COMMITTEE OF THE BOARD OF DIRECTORS

Organization

        The Corporate Governance and Nominating Committee (the "Committee") of the Board of Directors (the "Board") of Ditech Communications Corporation, a Delaware corporation (the "Company"), shall consist of at least two (2) members of the Board. No Committee member shall be an employee of the Company and each member shall be free from any relationship that would interfere with the exercise of his or her independent judgment, as determined by the Board, in accordance with the applicable independence requirements of The Nasdaq Stock Market and the rules and regulations of the Securities and Exchange Commission ("SEC"). The members of the Committee and the Committee chairperson shall be appointed by the Board.

Statement of Policy

        The purpose of the Committee shall be to (i) oversee all aspects of the Company's corporate governance functions on behalf of the Board; (ii) make recommendations to the Board regarding corporate governance issues; (iii) identify, review and evaluate candidates to serve as directors of the Company; (iv) serve as a focal point for communication between such candidates, non-committee directors and the Company's management; (v) recommend such candidates to the Board; and (vi) make such other recommendations to the Board regarding affairs relating to the directors of the Company, including director compensation.

Operating Principles and Processes

        In fulfilling its function and responsibilities, the Committee should give due consideration to the following operating principles and processes:

  •
  Communication—Regular and meaningful contact throughout the year with the Board, committee chairpersons, members of senior management and independent professional advisors to the Board and its various committees, as applicable, is viewed as important for strengthening the Committee's knowledge of relevant current and prospective corporate governance issues.

  •
  Committee Education/Orientation—Developing with management and participating in a process for systematic review of important corporate governance issues and trends in corporate governance practices that could potentially impact the Company will enhance the effectiveness of the Committee.

  •
  Resources—The Committee shall be authorized to access such internal and, in consultation with other members of the Board, external resources as the Committee deems necessary or appropriate to fulfill its defined responsibilities, including engagement of independent counsel, consultants and other professional advisors, as well as executive search firms to help identify director candidates. The Committee shall have sole authority to approve fees, costs and other terms of engagement of such outside resources. The Committee shall have the authority to perform such other functions, and shall have such powers, as may be necessary or appropriate in the efficient and lawful discharge of its responsibilities hereunder.

  •
  Reporting to the Board—The Committee, through the Committee chairperson, shall report all material activities of the Committee to the Board from time to time, or whenever so requested by the Board.

Responsibilities

        The operation of the Committee will be subject to the provisions of the Bylaws of the Company and the Delaware General Corporation Law, each as in effect from time to time. The Committee will have the full power and authority to carry out the following primary responsibilities or to delegate such power and authority to one (1) or more subcommittees of the Committee:

  •
  Director Nominations—The Committee, in consultation with other members of the Board, has the primary responsibility for establishing criteria for Board membership and identifying, evaluating, reviewing and recommending qualified candidates to serve on the Board, including consideration of any potential conflicts of interest as well as applicable independence and experience requirements.

            The Committee shall also have the primary responsibility for evaluating, reviewing and considering the recommendation for nomination of current directors for reelection to the Board as well as monitoring the size of the Board. The selection of nominees for director to be presented to the stockholders for election or reelection, and the selection of new Directors to fill vacancies and newly created directorships on the Board, shall be made by the full Board based on the recommendations of the Committee.

            The Committee shall have the power and authority to consider board nominees and proposals submitted by the Company's stockholders and to establish any procedures, including procedures to facilitate stockholder communication with the Board of Directors, and to make any such disclosures required by applicable law in the course of exercising such authority.

  •
  Board Assessment—The Committee shall periodically review, discuss and assess the performance of the Board, including Board committees, seeking input from senior management, the full Board and others. The assessment includes evaluation of the Board's contribution as a whole, specific areas in which the Board and/or management believe better contributions could be made, and overall Board composition and makeup, including the reelection of current Board members. The factors to be considered shall include whether the Directors, both individually and collectively, can and do provide the skills and expertise appropriate for the Company. The Committee shall also consider and assess the independence of Directors, including whether a majority of the Board is independent from management in both fact and appearance, as well as within the meaning prescribed by The Nasdaq Stock Market. The results of such reviews shall be provided to the Board for further discussion as appropriate.

  •
  Board Committee Nominations—The Committee, in consultation with other members of the Board, and after due consideration of the wishes, independence and experience of the individual directors and independence and experience requirements in accordance with The Nasdaq Stock Market, the rules and regulations of the Securities and Exchange Commission and applicable law, shall recommend to the entire Board annually the chairmanship and membership of each committee.

  •
  Continuing Education—The Committee shall also consider, after review of the qualifications and experience of the members of the Board, whether to recommend to any of the members of the Board that they participate in a program for the continuing education of directors.

  •
  Corporate Governance Principles—The Committee shall develop a set of corporate governance principles to be applicable to the Company, shall periodically review and assess these principles and their application, and shall recommend any changes deemed appropriate to the Board for its consideration. Further, the Committee shall periodically review Company policy statements to determine their adherence to the Company's Code of Conduct.

  •
  Procedures for Information Dissemination—The Committee shall oversee and review the processes and procedures used by the Company to provide information to the Board and its committees. The Committee should consider, among other factors, the reporting channels through which the Board and its committees receive information and the level of access to outside advisors where necessary or appropriate, as well as the procedures for providing accurate, relevant and appropriately detailed information to the Board and its committees on a timely basis.

  •
  Director Compensation—The Committee shall periodically review the compensation paid to non-employee Directors for their service on the Board and its committees and recommend any changes considered appropriate to the full Board for its approval.

Meetings

        The Committee will hold at least one (1) regular meeting per year and additional meetings as the Committee deems appropriate. At the discretion of the Committee, the President, Chief Executive Officer, Chairman of the Board (if so designated) and Chief Financial Officer may attend any meeting of the Committee, except for portions of the meetings where his, her or their presence would be inappropriate, as determined by the Committee.

Minutes and Reports

        Minutes of each meeting will be kept and distributed to each member of the Committee, members of the Board who are not members of the Committee and the Secretary of the Company. The Chairman of the Committee will report to the Board from time to time, or whenever so requested by the Board.

DITECH COMMUNICATIONS CORPORATION

1998 STOCK OPTION PLAN

ADOPTED BY THE BOARD OF DIRECTORS OCTOBER 15, 1998
APPROVED BY THE STOCKHOLDERS NOVEMBER 6, 1998
AMENDED AND RESTATED APRIL 21, 1999
AMENDED BY THE BOARD OF DIRECTORS JULY 6, 2000
AMENDMENT APPROVED BY STOCKHOLDERS SEPTEMBER 22, 2000
AMENDED BY THE BOARD OF DIRECTORS NOVEMBER 22, 2000
(STOCKHOLDER APPROVAL NOT REQUIRED FOR AMENDMENT)
AMENDED BY THE BOARD OF DIRECTORS JUNE 6, 2002
AMENDMENT APPROVED BY STOCKHOLDERS SEPTEMBER 20, 2002
AMENDED BY THE BOARD OF DIRECTORS NOVEMBER 15, 2002
(STOCKHOLDER APPROVAL NOT REQUIRED FOR AMENDMENT)
AMENDED BY THE BOARD OF DIRECTORS AUGUST 5, 2004
[AMENDMENT APPROVED BY STOCKHOLDERS SEPTEMBER 17, 2004]

1.     PURPOSES.

        (a)   The purpose of the Plan is to provide a means by which selected Employees and Directors of and Consultants to the Company, and its Affiliates, may be given an opportunity to purchase stock of the Company.

        (b)   The Company, by means of the Plan, seeks to retain the services of persons who are now Employees or Directors of or Consultants to the Company or its Affiliates, to secure and retain the services of new Employees, Directors and Consultants, and to provide incentives for such persons to exert maximum efforts for the success of the Company and its Affiliates.

        (c)   The Company intends that the Options issued under the Plan shall, in the discretion of the Board or any Committee to which responsibility for administration of the Plan has been delegated pursuant to subsection 3(c), be either Incentive Stock Options or Nonstatutory Stock Options. All Options shall be separately designated Incentive Stock Options or Nonstatutory Stock Options at the time of grant, and in such form as issued pursuant to Section 6, and a separate certificate or certificates will be issued for shares purchased on exercise of each type of Option.

2.     DEFINITIONS.

        (a)   "Affiliate" means any parent corporation or subsidiary corporation, whether now or hereafter existing, as those terms are defined in Sections 424(e) and (f) respectively, of the Code.

        (b)   "Board" means the Board of Directors of the Company.

        (c)   "Code" means the Internal Revenue Code of 1986, as amended.

        (d)   "Committee" means a Committee appointed by the Board in accordance with subsection 3(c) of the Plan.

        (e)   "Company" means Ditech Communications Corporation, a Delaware corporation.

        (f)    "Consultant" means any person, including an advisor, engaged by the Company or an Affiliate to render consulting services and who is compensated for such services, provided that the term "Consultant" shall not include Directors who are paid only a director's fee by the Company or who are not compensated by the Company for their services as Directors.

        (g)   "Continuous Status as an Employee, Director or Consultant" means that the service of an individual to the Company, whether as an Employee, Director or Consultant, is not interrupted or terminated. The Board or the chief executive officer of the Company may determine, in that party's sole discretion, whether Continuous Status as an Employee, Director or Consultant shall be considered interrupted in the case of: (i) any leave of absence approved by the Board or the chief executive officer of the Company, including sick leave, military leave, or any other personal leave; or (ii) transfers between the Company, Affiliates or their successors.

        (h)   "Covered Employee" means the chief executive officer and the four (4) other highest compensated officers of the Company for whom total compensation is required to be reported to shareholders under the Exchange Act, as determined for purposes of Section 162(m) of the Code.

        (i)    "Director" means a member of the Board.

        (j)    "Employee" means any person, including Officers and Directors, employed by the Company or any Affiliate of the Company. Neither service as a Director nor payment of a director's fee by the Company shall be sufficient to constitute "employment" by the Company.

        (k)   "Exchange Act" means the Securities Exchange Act of 1934, as amended.

        (l)    "Fair Market Value" means, as of any date, the value of the common stock of the Company determined as follows:

          (1)   If the common stock is listed on any established stock exchange or traded on the Nasdaq National Market or the Nasdaq SmallCap Market, the Fair Market Value of a share of common stock shall be the closing sales price for such stock (or the closing bid, if no sales were reported) as quoted on such exchange or market (or the exchange or market with the greatest volume of trading in the Company's common stock) on the day of determination, as reported in The Wall Street Journal or such other source as the Board deems reliable.

          (2)   In the absence of such markets for the common stock, the Fair Market Value shall be determined in good faith by the Board.

          (3)   Prior to the Listing Date, the value of the common stock shall be determined in a manner consistent with Section 260.140.50 of Title 10 of the California Code of Regulations.

        (m)  "Incentive Stock Option" means an Option intended to qualify as an incentive stock option within the meaning of Section 422 of the Code and the regulations promulgated thereunder.

        (n)   "Listing Date" means the first date upon which any security of the Company is listed (or approved for listing) upon notice of issuance on any securities exchange, or designated (or approved for designation) upon notice of issuance as a national market security on an interdealer quotation system if such securities exchange or interdealer quotation system has been certified in accordance with the provisions of Section 25100(o) of the California Corporate Securities Law of 1968.

        (o)   "Non-Employee Director" means a Director who either (i) is not a current Employee or Officer of the Company or its parent or subsidiary, does not receive compensation (directly or indirectly) from the Company or its parent or subsidiary for services rendered as a consultant or in any capacity other than as a Director (except for an amount as to which disclosure would not be required under Item 404(a) of Regulation S-K promulgated pursuant to the Securities Act ("Regulation S-K")), does not possess an interest in any other transaction as to which disclosure would be required under Item 404(a) of Regulation S-K, and is not engaged in a business relationship as to which disclosure would be required under Item 404(b) of Regulation S-K; or (ii) is otherwise considered a "non-employee director" for purposes of Rule 16b-3.

        (p)   "Nonstatutory Stock Option" means an Option not intended to qualify as an Incentive Stock Option.

        (q)   "Officer" means a person who is an officer of the Company within the meaning of Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

        (r)   "Option" means a stock option granted pursuant to the Plan.

2

        (s)   "Option Agreement" means a written agreement between the Company and an Optionee evidencing the terms and conditions of an individual Option grant. Each Option Agreement shall be subject to the terms and conditions of the Plan.

        (t)    "Optionee" means a person to whom an Option is granted pursuant to the Plan or, if applicable, such other person who holds an outstanding Option.

        (u)   "Outside Director" means a Director who either (i) is not a current employee of the Company or an "affiliated corporation" (within the meaning of the Treasury regulations promulgated under Section 162(m) of the Code), is not a former employee of the Company or an "affiliated corporation" receiving compensation for prior services (other than benefits under a tax qualified pension plan), was not an officer of the Company or an "affiliated corporation" at any time, and is not currently receiving direct or indirect remuneration from the Company or an "affiliated corporation" for services in any capacity other than as a Director, or (ii) is otherwise considered an "outside director" for purposes of Section 162(m) of the Code.

        (v)   "Plan" means this 1998 Stock Option Plan.

        (w)  "Rule 16b-3" means Rule 16b-3 of the Exchange Act or any successor to Rule 16b-3 as in effect with respect to the Company at the time discretion is being exercised regarding the Plan.

        (x)   "Securities Act" means the Securities Act of 1933, as amended.

3.     ADMINISTRATION.

        (a)   The Plan shall be administered by the Board unless and until the Board delegates administration to a Committee, as provided in subsection 3(c).

        (b)   The Board shall have the power, subject to, and within the limitations of, the express provisions of the Plan:

          (1)   To determine from time to time which of the persons eligible under the Plan shall be granted Options; when and how each Option shall be granted; whether an Option will be an Incentive Stock Option or a Nonstatutory Stock Option; the provisions of each Option granted (which need not be identical), including the time or times such Option may be exercised in whole or in part; and the number of shares for which an Option shall be granted to each such person.

          (2)   To effect, at any time and from time to time, with the consent of any adversely affected Optionee, (i) the reduction of the exercise price of any outstanding Option under the Plan, (ii) the cancellation of any outstanding Option under the Plan and the grant in substitution therefor of (A) a new Option under the Plan covering the same or a different number of shares of common stock, (B) a stock bonus, (C) the right to acquire restricted stock, and/or (D) cash, or (iii) any other action that is treated as a repricing under generally accepted accounting principles; provided, however, that the Board shall not take any action pursuant to this subsection 3(b)(2) without obtaining prior stockholder approval of such action.

          (3)   To construe and interpret the Plan and Options granted under it, and to establish, amend and revoke rules and regulations for its administration. The Board, in the exercise of this power, may correct any defect, omission or inconsistency in the Plan or in any Option Agreement, in a manner and to the extent it shall deem necessary or expedient to make the Plan fully effective.

          (4)   To amend the Plan or an Option as provided in Section 11.

          (5)   Generally, to exercise such powers and to perform such acts as the Board deems necessary or expedient to promote the best interests of the Company.

3

        (c)   The Board may delegate administration of the Plan to a committee of the Board composed of not fewer than two (2) members (the "Committee"), all of the members of which Committee may be, in the discretion of the Board, Non-Employee Directors and/or Outside Directors. If administration is delegated to a Committee, the Committee shall have, in connection with the administration of the Plan, the powers theretofore possessed by the Board, including the power to delegate to a subcommittee of two (2) or more Outside Directors any of the administrative powers the Committee is authorized to exercise (and references in this Plan to the Board shall thereafter be to the Committee or such a subcommittee), subject, however, to such resolutions, not inconsistent with the provisions of the Plan, as may be adopted from time to time by the Board. The Board may abolish the Committee at any time and revest in the Board the administration of the Plan. Additionally, prior to the Listing Date, and notwithstanding anything to the contrary contained herein, the Board may delegate administration of the Plan to any person or persons and the term "Committee" shall apply to any person or persons to whom such authority has been delegated. Notwithstanding anything in this Section 3 to the contrary, the Board or the Committee may delegate to a committee of one or more members of the Board the authority to grant Options to eligible persons who (1) are not then subject to Section 16 of the Exchange Act and/or (2) are either (i) not then Covered Employees and are not expected to be Covered Employees at the time of recognition of income resulting from such Option, or (ii) not persons with respect to whom the Company wishes to comply with Section 162(m) of the Code.

4.     SHARES SUBJECT TO THE PLAN.

        (a)   Subject to the provisions of Section 10 relating to adjustments upon changes in stock, the stock that may be sold pursuant to Options shall not exceed in the aggregate four million eight hundred fifty-six thousand eighty-two (4,856,082) shares of the Company's common stock. If any Option shall for any reason expire or otherwise terminate, in whole or in part, without having been exercised in full, the stock not purchased under such Option shall revert to and again become available for issuance under the Plan.

        (b)   The stock subject to the Plan may be unissued shares or reacquired shares, bought on the market or otherwise.

5.     ELIGIBILITY.

        (a)   Incentive Stock Options may be granted only to Employees. Nonstatutory Stock Options may be granted only to Employees, Directors or Consultants.

        (b)   No person shall be eligible for the grant of an Option if, at the time of grant, such person owns (or is deemed to own pursuant to Section 424(d) of the Code) stock possessing more than ten percent (10%) of the total combined voting power of all classes of stock of the Company or of any of its Affiliates unless the exercise price of such Option is at least one hundred ten percent (110%) of the Fair Market Value of such stock at the date of grant and the Option is not exercisable after the expiration of five (5) years from the date of grant.

        (c)   Subject to the provisions of Section 10 relating to adjustments upon changes in stock, no person shall be eligible to be granted Options covering more than four hundred thousand (400,000) shares of the Company's common stock in any calendar year. This subsection 5(c) shall not apply prior to the Listing Date and, following the Listing Date, shall not apply until (i) the earliest of: (A) the first material modification of the Plan (including any increase to the number of shares reserved for issuance under the Plan in accordance with Section 4); (B) the issuance of all of the shares of common stock reserved for issuance under the Plan; (C) the expiration of the Plan; or (D) the first meeting of shareholders at which directors are to be elected that occurs after the close of the third calendar year following the calendar year in which occurred the first registration of an equity security under

4

Section 12 of the Exchange Act; or (ii) such other date required by Section 162(m) of the Code and the rules and regulations promulgated thereunder.

6.     OPTION PROVISIONS.

        Each Option shall be in such form and shall contain such terms and conditions as the Board shall deem appropriate. The provisions of separate Options need not be identical, but each Option shall include (through incorporation of provisions hereof by reference in the Option or otherwise) the substance of each of the following provisions:

        (a)   Term.    No Option shall be exercisable after the expiration of ten (10) years from the date it was granted.

        (b)   Price.    The exercise price of each Incentive Stock Option shall be not less than one hundred percent (100%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted; the exercise price of each Nonstatutory Stock Option shall be not less than eighty-five percent (85%) of the Fair Market Value of the stock subject to the Option on the date the Option is granted. Notwithstanding the foregoing, an Option (whether an Incentive Stock Option or a Nonstatutory Stock Option) may be granted with an exercise price lower than that set forth in the preceding sentence if such Option is granted pursuant to an assumption or substitution for another option in a manner satisfying the provisions of Section 424(a) of the Code.

        (c)   Consideration.    The purchase price of stock acquired pursuant to an Option shall be paid, to the extent permitted by applicable statutes and regulations, either (i) in cash at the time the Option is exercised, or (ii) at the discretion of the Board or the Committee, at the time of the grant of the Option, (A) by delivery to the Company of other common stock of the Company, (B) according to a deferred payment or other arrangement (which may include, without limiting the generality of the foregoing, the use of other common stock of the Company) with the person to whom the Option is granted or to whom the Option is transferred pursuant to subsection 6(d), or (C) in any other form of legal consideration that may be acceptable to the Board.

        In the case of any deferred payment arrangement, interest shall be compounded at least annually and shall be charged at not less than the minimum rate of interest necessary to avoid the treatment as interest, under any applicable provisions of the Code, of any amounts other than amounts stated to be interest under the deferred payment arrangement.

        (d)   Transferability.    An Option shall not be transferable except by will or by the laws of descent and distribution, and shall be exercisable during the lifetime of the person to whom the Option is granted only by such person. A Nonstatutory Stock Option granted after the Listing Date shall only be transferable by the Optionee upon such terms and conditions as are set forth in the Option Agreement for such Nonstatutory Stock Option, as the Board or the Committee shall determine in its discretion. The person to whom the Option is granted may, by delivering written notice to the Company, in a form satisfactory to the Company, designate a third party who, in the event of the death of the Optionee, shall thereafter be entitled to exercise the Option.

        (e)   Vesting.    The total number of shares of stock subject to an Option may, but need not, be allotted in periodic installments (which may, but need not, be equal). The Option Agreement may provide that from time to time during each of such installment periods, the Option may become exercisable ("vest") with respect to some or all of the shares allotted to that period, and may be exercised with respect to some or all of the shares allotted to such period and/or any prior period as to which the Option became vested but was not fully exercised. The Option may be subject to such other terms and conditions on the time or times when it may be exercised (which may be based on performance or other criteria) as the Board may deem appropriate. The vesting provisions of individual

5

Options may vary. The provisions of this subsection 6(e) are subject to any Option provisions governing the minimum number of shares as to which an Option may be exercised.

        Notwithstanding the foregoing, Options granted prior to the Listing Date shall provide for vesting of at least twenty percent (20%) per year of the total number of shares subject to the Option; provided, however, that an Option granted to an officer, director or consultant (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations) prior to the Listing Date may become fully exercisable, subject to reasonable conditions such as continued employment, at any time or during any period established by the Company or of any of its Affiliates.

        (f)    Securities Law Compliance.    The Company may require any Optionee, or any person to whom an Option is transferred under subsection 6(d), as a condition of exercising any such Option, (1) to give written assurances satisfactory to the Company as to the Optionee's knowledge and experience in financial and business matters and/or to employ a purchaser representative reasonably satisfactory to the Company who is knowledgeable and experienced in financial and business matters, and that he or she is capable of evaluating, alone or together with the purchaser representative, the merits and risks of exercising the Option; and (2) to give written assurances satisfactory to the Company stating that such person is acquiring the stock subject to the Option for such person's own account and not with any present intention of selling or otherwise distributing the stock. The foregoing requirements, and any assurances given pursuant to such requirements, shall be inoperative if (i) the issuance of the shares upon the exercise of the Option has been registered under a then currently effective registration statement under the Securities Act, or (ii) as to any particular requirement, a determination is made by counsel for the Company that such requirement need not be met in the circumstances under the then applicable securities laws. The Company may require the Optionee to provide such other representations, written assurances or information which the Company shall determine is necessary, desirable or appropriate to comply with applicable securities and other laws as a condition of granting an Option to such Optionee or permitting the Optionee to exercise such Option. The Company may, upon advice of counsel to the Company, place legends on stock certificates issued under the Plan as such counsel deems necessary or appropriate in order to comply with applicable securities laws, including, but not limited to, legends restricting the transfer of the stock.

        (g)   Termination of Employment or Relationship as a Director or Consultant.    In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates (other than upon the Optionee's death or disability), the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination) but only within such period of time ending on the earlier of (i) the date three (3) months following the termination of the Optionee's Continuous Status as an Employee, Director or Consultant, or such longer or shorter period specified in the Option Agreement, which for Options granted prior to the Listing Date shall not be less than thirty (30) days, or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified in the Option Agreement, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (h)   Disability of Optionee.    In the event an Optionee's Continuous Status as an Employee, Director or Consultant terminates as a result of the Optionee's disability, the Optionee may exercise his or her Option (to the extent that the Optionee was entitled to exercise it as of the date of termination), but only within such period of time ending on the earlier of (i) the date twelve (12) months following such termination (or such longer or shorter period specified in the Option Agreement, which for Options granted prior to the Listing Date shall not be less than six (6) months), or (ii) the expiration of the term of the Option as set forth in the Option Agreement. If, at the date of termination, the Optionee is not entitled to exercise his or her entire Option, the shares covered by the

6

unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after termination, the Optionee does not exercise his or her Option within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (i)    Death of Optionee.    In the event of the death of an Optionee during, or within a period specified in the Option Agreement after the termination of, the Optionee's Continuous Status as an Employee, Director or Consultant, the Option may be exercised (to the extent the Optionee was entitled to exercise the Option as of the date of death) by the Optionee's estate, by a person who acquired the right to exercise the Option by bequest or inheritance or by a person designated to exercise the option upon the Optionee's death pursuant to subsection 6(d), but only within the period ending on the earlier of (i) the date eighteen (18) months following the date of death (or such longer or shorter period specified in the Option Agreement, which for Options granted prior to the Listing Date shall not be less than six (6) months), or (ii) the expiration of the term of such Option as set forth in the Option Agreement. If, at the time of death, the Optionee was not entitled to exercise his or her entire Option, the shares covered by the unexercisable portion of the Option shall revert to and again become available for issuance under the Plan. If, after death, the Option is not exercised within the time specified herein, the Option shall terminate, and the shares covered by such Option shall revert to and again become available for issuance under the Plan.

        (j)    Early Exercise.    The Option may, but need not, include a provision whereby the Optionee may elect at any time while an Employee, Director or Consultant to exercise the Option as to any part or all of the shares subject to the Option prior to the full vesting of the Option. Any unvested shares so purchased shall be subject to a repurchase right in favor of the Company, with the repurchase price to be equal to the original purchase price of the stock, or to any other restriction the Board determines to be appropriate; provided, however, that for Options granted prior to the Listing Date (i) the right to repurchase at the original purchase price shall lapse at a minimum rate of twenty percent (20%) per year over five (5) years from the date the Option was granted, and (ii) such right shall be exercisable only within (A) the ninety (90) day period following the termination of employment or the relationship as a Director or Consultant, or (B) such longer period as may be agreed to by the Company and the Optionee (for example, for purposes of satisfying the requirements of Section 1202(c)(3) of the Code (regarding "qualified small business stock")), and (iii) such right shall be exercisable only for cash or cancellation of purchase money indebtedness for the shares. Notwithstanding the foregoing, shares received on exercise of an Option by an officer, director or consultant (within the meaning of Section 260.140.41 of Title 10 of the California Code of Regulations) may be subject to additional or greater restrictions.

        (k)   Right of First Refusal.    The Option may, but need not, include a provision whereby the Company may elect, prior to the Listing Date, to exercise a right of first refusal following receipt of notice from the Optionee of the intent to transfer all or any part of the shares exercised pursuant to the Option. Except as expressly provided in this subsection 6(k), such right of first refusal shall otherwise comply with the provisions of the Bylaws of the Company.

        (l)    Withholding.    To the extent provided by the terms of an Option Agreement, the Optionee may satisfy any federal, state or local tax withholding obligation relating to the exercise of such Option by any of the following means or by a combination of such means: (1) tendering a cash payment; (2) authorizing the Company to withhold shares from the shares of the common stock otherwise issuable to the Optionee as a result of the exercise of the Option; or (3) delivering to the Company owned and unencumbered shares of the common stock of the Company.

7

7.     COVENANTS OF THE COMPANY.

        (a)   During the terms of the Options, the Company shall keep available at all times the number of shares of stock required to satisfy such Options.

        (b)   The Company shall seek to obtain from each regulatory commission or agency having jurisdiction over the Plan such authority as may be required to issue and sell shares of stock upon exercise of the Options; provided, however, that this undertaking shall not require the Company to register under the Securities Act either the Plan, any Option or any stock issued or issuable pursuant to any such Option. If, after reasonable efforts, the Company is unable to obtain from any such regulatory commission or agency the authority which counsel for the Company deems necessary for the lawful issuance and sale of stock under the Plan, the Company shall be relieved from any liability for failure to issue and sell stock upon exercise of such Options unless and until such authority is obtained.

8.     USE OF PROCEEDS FROM STOCK.

        Proceeds from the sale of stock pursuant to Options shall constitute general funds of the Company.

9.     MISCELLANEOUS.

        (a)   The Board shall have the power to accelerate the time at which an Option may first be exercised or the time during which an Option or any part thereof will vest pursuant to subsection 6(e), notwithstanding the provisions in the Option stating the time at which it may first be exercised or the time during which it will vest.

        (b)   Neither an Optionee nor any person to whom an Option is transferred under subsection 6(d) shall be deemed to be the holder of, or to have any of the rights of a holder with respect to, any shares subject to such Option unless and until such person has satisfied all requirements for exercise of the Option pursuant to its terms.

        (c)   Prior to the Listing Date, to the extent required by Section 260.140.46 of Title 10 of the California Code of Regulations, the Company shall deliver financial statements to Optionees at least annually. This subsection 9(c) shall not apply to key employees whose duties in connection with the Company assure them access to equivalent information.

        (d)   Nothing in the Plan or any instrument executed or Option granted pursuant thereto shall confer upon any Employee, Director, Consultant or Optionee any right to continue in the employ of the Company or any Affiliate (or to continue acting as a Director or Consultant) or shall affect the right of the Company or any Affiliate to terminate the employment of any Employee, with or without cause, to remove any Director as provided in the Company's Bylaws and the provisions of the corporate law of the state in which the Company or the Affiliate, as the case may be, is incorporated, or to terminate the relationship of any Consultant subject to the terms of that Consultant's agreement with the Company or Affiliate to which such Consultant is providing services.

        (e)   To the extent that the aggregate Fair Market Value (determined at the time of grant) of stock with respect to which Incentive Stock Options are exercisable for the first time by any Optionee during any calendar year under all plans of the Company and its Affiliates exceeds one hundred thousand dollars ($100,000), the Options or portions thereof which exceed such limit (according to the order in which they were granted) shall be treated as Nonstatutory Stock Options.

10.   ADJUSTMENTS UPON CHANGES IN STOCK.

        (a)   If any change is made in the stock subject to the Plan, or subject to any Option (through merger, consolidation, reorganization, recapitalization, stock dividend, dividend in property other than

8

cash, stock split, liquidating dividend, combination of shares, exchange of shares, change in corporate structure or other transaction not involving the receipt of consideration by the Company), the Plan will be appropriately adjusted in the type(s) and maximum number of securities subject to the Plan pursuant to subsection 4(a) and the maximum number of securities subject to award to any person during any calendar year pursuant to subsection 5(c), and the outstanding Options will be appropriately adjusted in the type(s) and number of securities and price per share of stock subject to such outstanding Options. Such adjustments shall be made by the Board or Committee, the determination of which shall be final, binding and conclusive. (The conversion of any convertible securities of the Company shall not be treated as a "transaction not involving the receipt of consideration by the Company.")

        (b)   In the event of: (1) a dissolution, liquidation, or sale of all or substantially all of the assets of the Company; (2) a merger or consolidation in which the Company is not the surviving corporation; or (3) a reverse merger in which the Company is the surviving corporation but the shares of the Company's common stock outstanding immediately preceding the merger are converted by virtue of the merger into other property, whether in the form of securities, cash or otherwise, then: (i) any surviving or acquiring corporation shall assume Options outstanding under the Plan or shall substitute similar options (including an option to acquire the same consideration paid to shareholders in the transaction described in this subsection 10(b)) for those outstanding under the Plan, or (ii) in the event any surviving or acquiring corporation refuses to assume such Options or to substitute similar options for those outstanding under the Plan, (A) with respect to Options held by persons then performing services as Employees, Directors or Consultants, the vesting of such Options and the time during which such Options may be exercised shall be accelerated prior to such event and the Options terminated if not exercised after such acceleration and at or prior to such event, and (B) with respect to any other Options outstanding under the Plan, such Options shall be terminated if not exercised prior to such event.

11.   AMENDMENT OF THE PLAN AND OPTIONS.

        (a)   The Board at any time, and from time to time, may amend the Plan. However, except as provided in Section 10 relating to adjustments upon changes in stock, no amendment shall be effective unless approved by the shareholders of the Company within twelve (12) months before or after the adoption of the amendment, where the amendment will:

          (1)   Increase the number of shares reserved for Options under the Plan;

          (2)   Modify the requirements as to eligibility for participation in the Plan (to the extent such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code); or

          (3)   Modify the Plan in any other way if such modification requires stockholder approval in order for the Plan to satisfy the requirements of Section 422 of the Code or to comply with applicable stock exchange listing requirements.

        (b)   The Board may in its sole discretion submit any other amendment to the Plan for stockholder approval, including, but not limited to, amendments to the Plan intended to satisfy the requirements of Section 162(m) of the Code and the regulations promulgated thereunder regarding the exclusion of performance-based compensation from the limit on corporate deductibility of compensation paid to certain executive officers.

        (c)   It is expressly contemplated that the Board may amend the Plan in any respect the Board deems necessary or advisable to provide Optionees with the maximum benefits provided or to be provided under the provisions of the Code and the regulations promulgated thereunder relating to

9

Incentive Stock Options and/or to bring the Plan and/or Incentive Stock Options granted under it into compliance therewith.

        (d)   Rights and obligations under any Option granted before amendment of the Plan shall not be impaired by any amendment of the Plan unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

        (e)   The Board may at any time, and from time to time, subject to subjection 3(b)(2), amend the terms of any one or more Options; provided, however, that the rights and obligations under any Option shall not be impaired by any such amendment unless (i) the Company requests the consent of the person to whom the Option was granted and (ii) such person consents in writing.

12.   TERMINATION OR SUSPENSION OF THE PLAN.

        (a)   The Board may suspend or terminate the Plan at any time. Unless sooner terminated, the Plan shall terminate on October 14, 2008, which shall be within ten (10) years from the date the Plan is adopted by the Board or approved by the shareholders of the Company, whichever is earlier. No Options may be granted under the Plan while the Plan is suspended or after it is terminated.

        (b)   Rights and obligations under any Option granted while the Plan is in effect shall not be impaired by suspension or termination of the Plan, except with the written consent of the person to whom the Option was granted.

13.   EFFECTIVE DATE OF PLAN.

        The Plan shall become effective as determined by the Board, but no Options granted under the Plan shall be exercised unless and until the Plan has been approved by the shareholders of the Company, which approval shall be within twelve (12) months before or after the date the Plan is adopted by the Board.

10

DITECH COMMUNICATIONS CORPORATION

PROXY SOLICITED BY THE BOARD OF DIRECTORS
FOR THE ANNUAL MEETING OF STOCKHOLDERS
TO BE HELD ON SEPTEMBER 17, 2004

DITECH COMMUNICATIONS CORPORATION	proxy

The undersigned hereby appoints Timothy K. Montgomery and William J. Tamblyn, and each of them, as attorneys and proxies of the undersigned, with full power of substitution, to vote all of the shares of stock of Ditech Communications Corporation which the undersigned may be entitled to vote at the Annual Meeting of Stockholders of Ditech Communications Corporation to be held at the offices of Ditech Communications Corporation, 825 E. Middlefield Road, Mountain View, California 94043, on Friday, September 17, 2004 at 11:00 a.m. (local time), and at any and all postponements, continuations and adjournments thereof, with all powers that the undersigned would possess if personally present, upon and in respect of the following matters and in accordance with the following instructions, with discretionary authority as to any and all other matters that may properly come before the meeting.

UNLESS A CONTRARY DIRECTION IS INDICATED, THIS PROXY WILL BE VOTED FOR ALL NOMINEES LISTED IN PROPOSAL 1 AND FOR PROPOSALS 2 AND 3 AS MORE SPECIFICALLY DESCRIBED IN THE PROXY STATEMENT. IF SPECIFIC INSTRUCTIONS ARE INDICATED, THIS PROXY WILL BE VOTED IN ACCORDANCE THEREWITH.

See reverse for voting instructions.

-Please detach here-

Management Recommends a Vote FOR Proposals 1, 2 and 3.

1.	Election of directors:	01 Mr. William A. Hasler 02 Mr. Timothy K. Montgomery	☐	Vote FOR all nominees (except as marked)	☐	Vote WITHHELD from all nominees
(Instructions: To withhold authority to vote for any indicated nominee, write the number(s) of the nominee(s) in the box provided to the right.)
2.
	To approve Ditech's 1998 Stock Option Plan, as amended, to change the aggregate number of shares of Common Stock authorized for issuance under the plan from 3,856,082 to 4,856,082 and to delete the ability of the Board to reprice stock options issued under the plan without stockholder approval.		☐ For ☐ Against ☐ Abstain
3.	To ratify the selection of PricewaterhouseCoopers LLP as independent auditors of Ditech for its fiscal year ending April 30, 2005.		☐ For ☐ Against ☐ Abstain
Please vote, date and promptly return this proxy in the enclosed return envelope which is postage prepaid if mailed in the United States.
Date

Please sign exactly as your name appears hereon. If the stock is registered in the names of two or more persons, each should sign. Executors, administrators, trustees, guardians and attorneys-in-fact should add their titles. If signer is a corporation, please give full corporate name and have a duly authorized officer sign, stating title. If signer is a partnership, please sign in partnership name by authorized person.

QuickLinks

NOTICE OF ANNUAL MEETING OF STOCKHOLDERS
PROXY STATEMENT FOR THE 2004 ANNUAL MEETING OF STOCKHOLDERS
QUESTIONS AND ANSWERS ABOUT THIS PROXY MATERIAL AND VOTING
PROPOSAL 1 ELECTION OF DIRECTORS
PROPOSAL 2 APPROVAL OF THE 1998 STOCK OPTION PLAN, AS AMENDED
PROPOSAL 3 RATIFICATION OF SELECTION OF INDEPENDENT AUDITORS
THE BOARD OF DIRECTORS RECOMMENDS A VOTE IN FAVOR OF PROPOSAL 3 .
EXECUTIVE OFFICERS OF DITECH
SECURITY OWNERSHIP OF CERTAIN BENEFICIAL OWNERS AND MANAGEMENT
Stock Option Grants And Exercises
OPTION/SAR GRANTS IN LAST FISCAL YEAR
AGGREGATED OPTION/SAR EXERCISES IN LAST FISCAL YEAR, AND FY-END OPTION/SAR VALUES
REPORT ON EXCHANGE OF OPTIONS/SARS
EQUITY COMPENSATION PLAN INFORMATION
EMPLOYMENT AGREEMENTS AND TERMINATION OF EMPLOYMENT AND CHANGE OF CONTROL ARRANGEMENTS
REPORT OF THE COMPENSATION COMMITTEE OF THE BOARD OF DIRECTORS ON EXECUTIVE COMPENSATION(2)
CERTAIN RELATIONSHIPS AND RELATED TRANSACTIONS
HOUSEHOLDING OF PROXY MATERIALS
OTHER MATTERS
CHARTER OF THE AUDIT COMMITTEE OF THE BOARD OF DIRECTORS
CHARTER OF THE CORPORATE GOVERNANCE AND NOMINATING COMMITTEE OF THE BOARD OF DIRECTORS
DITECH COMMUNICATIONS CORPORATION
1998 STOCK OPTION PLAN